Exhibit 10.6

SCIOTO HOLDINGS, INC.

2014 EQUITY INCENTIVE PLAN

Article 1	Establishment & Purpose

1.1	Establishment. Scioto Holdings, Inc., a Delaware corporation (the “Company”), hereby establishes the 2014 Equity Incentive Plan (this “Plan”) as set forth herein.

1.2	Purpose of this Plan. The purpose of this Plan is to retain and motivate the officers, directors, employees and consultants of the Company and its Subsidiaries (collectively, the “Company Group” and each, a “Company Group Member”), and to promote the success of the Company’s business by providing them with appropriate incentives and rewards either through a proprietary interest in the long-term success of the Company or compensation based on fulfilling certain performance goals.

Article 2	Definitions

Capitalized terms used and not otherwise defined herein shall have the meanings set forth below.

2.1	“Affiliate” means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls or any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2	“Award” means a Restricted Share, Vested Share, Restricted Share Unit or Option.

2.3	“Award Agreement” means a Restricted Share Agreement, Vested Share Agreement, Restricted Stock Unit Agreement or Option Agreement.

2.4	“Board” means the Board of Directors of the Company.

2.5	“Change of Control” means the first to occur of (i) a Liquidity Event, as defined in the Shareholders’ Agreement and (ii) the acquisition, directly or indirectly, by any Person, or more than one Person acting as a group, of 50% or more of the total value or voting power of the outstanding stock of the Company. Notwithstanding the foregoing, if a Change of Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change of Control must also constitute a “change of control” (as defined in Treasury Regulation Section 1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.

2.6	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.7	“Committee” means the Compensation Committee of the Board, or if no such committee has been formed, the Board itself; provided that, with respect to Awards granted to Directors, “Committee” shall mean the Board; provided further that, unless otherwise determined by the Board, following an Initial Public Offering, if any, the “Committee” shall mean the Board unless there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) that shall consist solely of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 promulgated under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code.

2.8	“Consultant” means any person who provides bona fide services to any Company Group Member as a consultant or advisor, excluding any Employee or Director.

2.9	“Director” means a member of the Board who is not an Employee.

2.10	“Dividend Equivalents” means the right to receive, upon payment of Restricted Share Units following vesting in accordance with the terms of this Plan and the applicable Restricted Share Unit Agreement, an amount equal to any dividends paid on the Shares underlying the Restricted Share Units from the date the Restricted Share Units were granted to the date of payment, payable in the same form (cash, stock or property) as such dividends were paid.

2.11	“Effective Date” has the meaning set forth in Section 13.15.

2.12	“Employee” means an officer or other employee of any Company Group Member, including a member of the Board who is such an employee.

2.13	“Equity Restructuring” means a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the Share price (or the price of other securities of the Company) and causes a change in the per share value of outstanding Awards.

2.14	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15	“Fair Market Value” means, as of any date, the per Share value determined as follows:

(a)	if the Shares are listed on any established stock exchange or a national market system, the per Share Fair Market Value shall be the closing sales price (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported on the composite tape for securities on the stock exchange for the date in question, or, if no sales of Shares were made on the stock exchange on that date, the closing price of a Share as reported on said composite tape for the next preceding day on which sales of Shares were made on the stock exchange; provided, that, the Administrator may, however, provide with respect to one or more Shares that the Fair Market Value shall equal the closing price of a Share as reported on the composite tape for securities listed on the stock exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a Share as reported on the composite tape for securities listed on the stock exchange for the date in question or the most recent trading day;

(b)	in the absence of an established market for the Shares, the per Share Fair Market Value thereof shall be reasonably determined by the Board in accordance with applicable provisions of Section 409A (with reference to the most recent third party valuation of the Shares, if any, based on the facts and circumstances as of the applicable valuation date).

2.16	“Initial Public Offering” shall mean the first issuance by the Company of any class of common equity securities that is, or is required to be, registered (other than on a Form S-8) under Section 12 of the Exchange Act.

2.17	“Joinder Agreement” means a joinder agreement in substantially the form attached to the Shareholders’ Agreement as Exhibit A thereto, as may be amended, modified or supplemented from time to time.

2.18	“Medpace Investors” means Medpace Investors, LLC, a Delaware limited liability company.

2.19	“Operating Agreement” means the Operating Agreement of Medpace Investors.

2.20	“Option” means any Option granted from time to time under Article 9 of this Plan.

2.21	“Option Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Option granted under this Plan, in substantially the form attached hereto as Exhibit A.

2.22	“Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 9.2.

2.23	“Participant” means any eligible person as set forth in Section 4.1 to whom an Award is granted.

2.24	“Person” means any natural person, sole proprietorship, general partnership, limited partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, governmental authority, or any other organization, irrespective of whether it is a legal entity and includes any successor (by merger or otherwise) of such entity.

2.25	“Restricted Shares” means Shares granted pursuant to this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfer referred to in Article 6 has expired.

2.26	“Restricted Share Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Restricted Shares granted under this Plan, in substantially the form attached hereto as Exhibit B.

2.27	“Restricted Share Units” means the right to receive Shares at the end of a specified period, subject to forfeiture, as provided in the applicable Restricted Share Unit Agreement. Each Restricted Share Unit shall represent the right to receive one Share upon the vesting of the Restricted Share Unit in accordance with the applicable Restricted Share Unit Agreement.

2.28	“Restricted Share Unit Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Restricted Share Units granted under this Plan, in substantially the form attached hereto as Exhibit C.

2.29	“Service” means service as an Employee, Director or Consultant. Service shall be deemed to continue while a Participant is on sick leave, military leave or any other bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is required by applicable law (as determined by the Company), excluding any such termination where there is a simultaneous commencement or continuation of status as a Consultant or as a Director; provided, that a change in status from an Employee to a Consultant and/or a Director, from a Director to an Employee and/or Consultant or from a Consultant to an Employee and/or a Director will not constitute an interruption of Service; provided, further, that a transfer in employment or other service relationship from one or more Company Group Members to any other Company Group Member(s) shall not be considered a termination of Service.

2.30	“Share” means a share of common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 11.1.

2.31	“Shareholders’ Agreement” means the Shareholders’ Agreement between the Company and each of the other parties thereto, dated April 1, 2014, as may be amended, modified, or supplemented from time to time.

2.32	“Subscription Agreement” shall mean a subscription agreement, in the form attached to the applicable Award Agreement, requiring the applicable Participant to contribute any Restricted Share and/or Vested Share granted to such Participant, or any Shares to be issued to such Participant to be issued upon vesting of any Restricted Share Unit or the exercise of any Option, to Medpace Investors in consideration for Units.

2.33	“Subsidiary” means any corporation, partnership, limited liability company or other legal entity of which the Company, directly or indirectly, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity interests.

2.34	“Units” means Incentive Units as such term is defined in the Operating Agreement.

2.35	“Vested Shares” means Shares granted pursuant to Article 7 that are not subject to any substantial risk of forfeiture or any prohibitions on transfer (other than any repurchase rights or transferability restrictions set forth in the Shareholders’ Agreement or the Operating Agreement that apply to such Shares or any Units for which such Shares are required to be exchanged).

2.36	“Vested Share Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Vested Share Units granted under this Plan, in substantially the form attached hereto as Exhibit D.

2.37	Rules of Construction. The use in this Plan of the term “including” means “including, without limitation.” The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Plan as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular Section, subsection, paragraph, subparagraph or clause contained in this Plan. All references to Sections, schedules and exhibits mean the Sections of this Plan and the schedules and exhibits attached to this Plan, except where otherwise stated. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. References herein to any agreement or letter shall be deemed references to such agreement or letter as it may be amended, restated or otherwise revised from time to time. The titles of and the Section and paragraph headings in this Plan are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Plan. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Plan has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Plan shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date.

Article 3	Administration

3.1	Chief Executive Officer; Committee. This Plan shall be administered by the Committee, which shall have full power to interpret and administer this Plan and full authority to approve the terms and conditions of Awards granted under this Plan and the terms of Award Agreements to be entered into with Participants; provided that, prior to an Initial Public Offering, the Chief Executive Officer of the Company shall select the Employees and Consultants (other than himself) to whom Awards will be granted under this Plan and determine the number of Awards to be granted to each such Employee or Consultant, subject in each case to approval by the Committee. The Committee shall determine the number of Awards to be granted to the Chief Executive Officer of the Company and shall select the Directors to whom Awards will be granted under this Plan and determine the number of Awards to be granted to each such Director. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, interpret, clarify, construe or resolve any ambiguity in any provision of this Plan or any Award Agreement, accelerate or waive vesting of Awards or waive any terms or conditions applicable to any Awards, subject to the limitations set forth in Section 12.2. Awards may, in the discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by any Company Group Member, any company acquired by any Company Group Member or with which any Company Group Member combines or any of their respective Affiliates. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments and guidelines for administering this Plan as the Committee deems necessary or proper. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub- committee thereof), as applicable, shall be final and binding upon the Participants, the Company and all other interested individuals. Any action required or permitted to be taken by the Committee hereunder or under any Award Agreement may be taken by the Board.

3.2	Delegation. The Committee may delegate to one or more of its members, one or more officers of the Company or any Subsidiary, and one or more agents or advisors such administrative duties or powers as it may deem advisable; provided, however, that the Committee may not delegate its authority to grant, approve or administer Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) whose compensation the Committee determines is, or may become, subject to the deduction limitations set forth in Section 162(m) of the Code or (c) who are officers of the Company who are delegated authority by the Committee hereunder.

3.3	Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company Group, members of the Board or the Committee and any officers or employees of the Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Article 4	Eligibility and Participation

4.1	Eligibility. Participants will consist of such Employees, Directors and Consultants as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards under this Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year or, once designated, to receive the same number of Awards as granted to the Participant in any other year.

4.2	Participation. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted one or more Awards as and when the Committee in its sole discretion determines.

Article 5	Shares Subject to this Plan

5.1	Number of Shares Available for Grant

(a)	Shares. Subject to adjustment as provided in this Article 5 and Article 11 of this Plan, the maximum number of Shares available for issuance to Participants under this Plan shall be 5,116,854 Shares, of which 2,325,843 Shares may be granted as Restricted Shares or Vested Shares or subject to Restricted Share Units (of which 465,169 Shares may be granted as Vested Shares) and 2,791,011 Shares may be subject to Options. The Shares available for grant as Awards under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. All Shares issued under this Plan constitute Excluded Securities under the Shareholders’ Agreement.

(b)	Additional Shares. In the event that any outstanding Award expires or is forfeited, cancelled or otherwise terminated without consideration (i.e., Shares or cash) therefor, the Shares covered by such Award, to the extent of any such expiration, forfeiture, cancellation or termination, shall again be available for grant pursuant to Awards of the same type under this Plan. Any Shares delivered to the Company (including Shares retained by the Company from the Award) as part or full payment of the purchase price of an Option or withholding taxes with respect to any Award shall not again be available for Awards under this Plan. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not reduce the maximum number of Shares available for issuance under this Plan.

(c)	Authorized Issuances. The Committee is hereby authorized to issue, and shall issue as soon as practicable in the months immediately following the Effective Date, (i) 697,753 Shares as Restricted Shares or subject to Restricted Share Units, (ii) 465,169 Shares as Vested Shares, and (iii) 1,869,977 Shares subject to Options.

Article 6	Restricted Shares

6.1	Grant of Restricted Shares. The Committee is hereby authorized to grant Restricted Shares to Participants, subject to the limitations set forth in Article 5. Each Restricted Share shall be evidenced by a Restricted Share Agreement which shall specify the number of Restricted Shares granted, the restriction period or periods applicable to the Restricted Shares, the conditions on which the Restricted Shares will lapse and such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of this Plan and the Shareholders’ Agreement. Restricted Share Agreements need not be identical among Participants.

6.2	Terms, Conditions and Restrictions. The Committee may impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including time-based restrictions or holding requirements, a requirement that Participants subject to United States federal income tax make an election under Section 83(b) of the Code with respect to a grant of Restricted Shares, and sale restrictions effective upon vesting of the Restricted Shares. Unless otherwise provided in the Restricted Share Agreement with respect to Restricted Shares or the Shareholders’ Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restriction period and the satisfaction of any other applicable terms and conditions. Each Participant that is a Director shall be required to execute and deliver to the Company a Joinder Agreement as a condition to receiving a grant of Restricted Shares under this Plan. As a condition to receiving a grant of Restricted Shares under this Plan, each Participant that is an Employee or Consultant shall execute and deliver a Subscription Agreement to contribute such Restricted Shares, net of any Restricted Shares surrendered in respect of Participant’s tax withholding obligations, to Medpace Investors in consideration for Units; provided, that no such contribution or subscription shall be required following the Initial Public Offering.

6.3	Custody of Certificates. Unless otherwise determined by the Committee, the Company shall retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

6.4	Rights Associated with Restricted Shares during Restriction Period. During any restriction period established by the Committee with respect to Restricted Shares and subject to any provisions of the Shareholders’ Agreement to the contrary: (a) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise transferred except as otherwise provided in this Plan or the related Restricted Share Agreement, (b) the holder of such Restricted Share shall be entitled to exercise full voting rights associated with such Restricted Shares; and (c) the holder of such Restricted Share shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restriction period. The Restricted Share Agreement may require that receipt of any dividends or other distributions with respect to the Restricted Shares shall be subject to the same terms and conditions as the Restricted Shares with respect to which they are paid.

Article 7	Vested Shares

7.1	Grant of Vested Shares. The Committee is hereby authorized to grant Vested Shares to Participants, subject to the limitations set forth in Article 5. Each Vested Share shall be evidenced by a Vested Share Agreement which shall specify the number of Vested Shares granted and such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of this Plan and the Shareholders’ Agreement. Vested Share Agreements need not be identical among Participants.

7.2	Joinder and Subscription Agreements. Each Participant that is a Director shall be required to execute and deliver to the Company a Joinder Agreement as a condition to receiving a grant of Vested Shares under this Plan. As a condition to receiving a grant of Vested Shares under this Plan, each Participant that is an Employee or a Consultant shall execute and deliver a Subscription Agreement to contribute such Vested Shares, net of any Vested Shares surrendered in respect of Participant’s tax withholding obligations, to Medpace Investors in consideration for Units; provided, that no such contribution or subscription shall be required following the Initial Public Offering.

7.3	Rights Associated with Vested Shares. At all times that a Vested Share is outstanding, subject to any provisions of the Shareholders’ Agreement to the contrary: (a) the holder of such Vested Share shall be entitled to exercise full voting rights associated with such Vested Share and (b) the holder of such Vested Share shall be entitled to all dividends and other distributions paid with respect to such Vested Share.

Article 8	Restricted Share Units

8.1	Grant of Restricted Share Units. The Committee hereby is authorized to grant Restricted Share Units to Participants, subject to the limitations set forth in Article 5. Each Restricted Share Unit shall be evidenced by a Restricted Share Unit Agreement, which shall specify the number of Restricted Share Units granted, the restriction period or periods applicable to the Restricted Share Units, the conditions on which the Restricted Share Units will be forfeited and such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of this Plan and the Shareholders’ Agreement. Restricted Share Unit Agreements need not be identical among Participants.

8.2	Terms, Conditions and Restrictions. The Committee may impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable including time-based restrictions or holding requirements, and sale restrictions effective with respect to Shares issued upon vesting of Restricted Share Units. Unless otherwise provided in the Restricted Share Unit Agreement with respect to Restricted Share Units or the Shareholders’ Agreement or required by applicable law, the restrictions imposed on Restricted Share Units shall lapse upon the expiration or termination of the applicable restriction period and the satisfaction of any other applicable terms and conditions. Each Participant that is a Director shall be required to execute and deliver to the Company a Joinder Agreement as a condition to receiving Shares to be issued upon vesting of Restricted Share Units under this Plan. As a condition to receiving Shares to be issued upon vesting of Restricted Share Units under this Plan, each Participant that is an Employee or a Consultant shall execute and deliver a Subscription Agreement to contribute such Shares, net of any Shares surrendered in respect of Participant’s tax withholding obligations, to Medpace Investors in consideration for Units; provided, that no such contribution or subscription shall be required following the Initial Public Offering.

8.3	Rights Associated with Restricted Share Units during Restriction Period. During any restriction period established by the Committee with respect to Restricted Share Units and subject to any provisions of the Shareholders’ Agreement to the contrary: (a) the Restricted Share Units may not be sold, transferred, pledged, assigned or otherwise transferred except to Medpace Investors and as otherwise provided in the related Restricted Share Unit Agreement, and (b) the Participant shall have no dividend, voting or other rights of ownership with respect to the Shares underlying such Restricted Share Units. The Restricted Share Unit Agreement with respect to Restricted Share Units may provide, if approved by the Committee, that a Participant may receive, upon the vesting of Restricted Share Units, Dividend Equivalents with respect to the Shares underlying such Restricted Share Units.

Article 9	Options

9.1

Grant of Options. The Committee is hereby authorized to grant Options to Participants, subject to the limitations set forth in Article 5. Each Option shall be a nonqualified stock option, and not an “incentive stock option” within the meaning of Section 422 of the Code. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 9 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of this Plan and the Shareholders’ Agreement. Each Option shall be evidenced by an Option Agreement which shall state the number of Shares covered by such Option. Each Option Agreement need not be identical among Participants. Such agreements shall conform to the requirements of this Plan and the Shareholders’ Agreement, and may contain such other provisions, as the Committee shall deem advisable.

9.2	Terms of Option Grant. The Option Price shall be determined by the Committee at the time of grant, but shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

9.3	Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Option Agreement, but in no event shall such term be greater than seven (7) years.

9.4	Time of Exercise. Options granted under this Article 9 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

9.5	Method of Exercise. Except as otherwise provided in this Plan or in an Option Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. As a condition to exercising any Option under this Plan, each Participant that is an Employee or Consultant shall execute and deliver a Subscription Agreement to contribute the Shares issuable upon such exercise, net of any Shares surrendered in respect of Participant’s tax withholding obligations, to Medpace Investors in consideration for Units; provided, that no such contribution or subscription shall be required following the Initial Public Offering. For purposes of this Article 9, the exercise date of an Option shall be the latest of the date (w) a notice of exercise is received by the Company, (x) if applicable, the date full payment is received by the Company pursuant to clauses (a), (b), (c), (d), or (e) of the following sentence (including the applicable tax withholding pursuant to Section 13.2), (y) if the Participant is a Director, the Company has received a Joinder Agreement, signed by the Participant or the Participant’s personal representative, as applicable, and (z) if the Participant is an Employee or Consultant, Medpace Investors has received a Subscription Agreement, signed by the Participant or the Participant’s personal representative, as applicable. The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company at the election of the Participant: (a) in cash or its equivalent (e.g., by cashier’s check); (b) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; (c) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (b) above); (d) to the extent permitted by the Committee, by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value equal to the Option Price; or (e) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of this Plan.

9.6	Settlement of Options. Subject to adjustment in accordance with Section 11, each Option Agreement shall establish the form in which the Option shall be settled. The Committee shall determine whether cash, Options, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be issued, rounded, forfeited or otherwise eliminated.

Article 10	Compliance with Section 409A and Section 457A of the Code

10.1	General. The Company intends that this Plan and all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs, and other interpretative authority thereunder (“Section 409A”) and Section 457A of the Code and all regulations, guidance, compliance programs, and other interpretive authority thereunder (“Section 457A”), such that there are no adverse tax consequences, interest, or penalties under Section 409A or 457A as a result of the payments payable pursuant to this Plan. Notwithstanding the Company’s intention, in the event any Award is subject to Section 409A or 457A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt this Plan and/or any Award from the application of Section 409A or 457A, (b) preserve the intended tax treatment of any such Award or (c) comply with the requirements of Section 409A or 457A, including any such regulations guidance, compliance programs, and other interpretative authority that may be issued after the date of the grant. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or Section 457A or otherwise. The Company shall have no obligation under this Section 10.1 or otherwise to take any action to avoid the imposition of taxes, penalties or interest under Section 409A or 457A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under this Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A or Section 457A.

10.2	Payments to Specified Employees. Notwithstanding any contrary provision in this Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made.

10.3	Separation from Service. A termination of service shall not be deemed to have occurred for purposes of any provision of this Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of service, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of service,” or like terms shall mean “separation from service.”

Article 11	Adjustments

11.1	Adjustments in Authorized Shares. In the event of any corporate event or transaction involving any Company Group Member (including, but not limited to, a change in the Shares of the

Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spinoff, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend, amalgamation, or other like change in capital structure (other than normal cash dividends to stockholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares or other property that may be issued under this Plan or under any Awards, the number and kind of Shares or other property subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Options, any annual award limits, and/or other value determinations (including performance conditions) applicable to this Plan or outstanding Awards; provided that if such corporate event or transaction is an Equity Restructuring, the number and kind of Shares or other property subject to each outstanding Award and the applicable Option Price, grant price or purchase price applicable to outstanding Options shall be equitably adjusted and such adjustment shall be nondiscretionary and final and binding on Participants and the Company; provided further that whether such adjustment is equitable shall be determined by the Committee.

11.2	Change of Control and Other Events. Upon the occurrence of any corporate event or transaction described in Section 11.1, a Change of Control or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in applicable laws or accounting principles, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in an Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including any of the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Options must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Options shall terminate to the extent not so exercised within the relevant period; (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero, provided, that, in the case of Options, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options over the aggregate Option Price or grant price, as applicable, with respect to such Options or portion thereof being cancelled; and (f) cancellation of all or any portion of outstanding unvested Awards without consideration therefor.

Article 12	Duration; Amendment, Modification, Suspension and Termination

12.1	Duration of 2014 Plan. Unless sooner terminated as provided in Section 12.2, this Plan shall terminate on, and in no event may any Award be granted under this Plan following, the tenth (10th) anniversary of the Effective Date.

12.2	Amendment, Modification, Suspension and Termination of 2014 Plan. Subject to the terms of this Plan and the consent required pursuant to Section 4.1(h) of the Shareholders’ Agreement, the

Committee may amend, alter, suspend, discontinue or terminate this Plan or any portion thereof or any Award (or Award Agreement) hereunder at any time, in its sole discretion, provided, that, no action taken by the Committee shall adversely affect the rights granted to any Participant with respect to any outstanding award (other than pursuant to Section 3.1, Article 10 or Article 11) without the Participant’s written consent. Notwithstanding the foregoing, without stockholder approval within 12 months before or after such action, no action of the Committee may, except as provided in Article 11, increase any limit imposed in Article 5 on the maximum number of Shares which may be issued under the Plan, reduce the minimum Option Price requirements of Section 9.2, or extend the limit imposed in Section 12.1 on the period during which Awards may be granted.

Article 13	General Provisions

13.1	No Right to Service or Awards. The granting of Awards under this Plan shall impose no obligation on any Company Group Member or any of their respective Affiliates to continue the service of a Participant and shall not lessen or affect any right that any Company Group Member may have to terminate the service of such Participant. No Participant or other Person shall have any claim to be granted any Awards, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

13.2	Tax Withholding. The Company and its Subsidiaries shall have the power and the right to deduct or withhold automatically from any amount payable to a Participant, or require a Participant to remit to the Company or a Subsidiary, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. With respect to required withholding, Participants may elect (subject to the Company’s or a Subsidiary’s automatic withholding right set out above), subject to the approval of the Company, to satisfy the withholding requirement, in whole or in part, by having the Company withhold, or otherwise surrendering to the Company, a number of vested Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

13.3	No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under this Plan. Neither the Committee nor any Company Group Member makes any guarantee to any Person regarding the tax treatment of Awards or payments made under this Plan. Neither the Committee, the Company nor any other Company Group Member has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A or Section 457A or otherwise and no Company Group Member or any Affiliate thereof, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

13.4

Non-Transferability of Awards. Unless otherwise determined by the Committee or provided in this Plan or the Award Agreement, Awards shall not be transferable or assignable by the Participant to any party except in the event of such Participant’s death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any Company Group Member. No transfer shall be permitted for value or consideration, other than a transfer to Medpace Investors for Units as contemplated herein. An Option exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the

Participant. Any permitted transfer of the Awards shall not be effective to bind any Company Group Member unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. For the avoidance of doubt, in the event of a permitted transfer, any vesting requirements (including the Participant’s continued employment or service) of the transferred Awards as set forth in the Award Agreement shall continue to apply to the transferred Awards.

13.5	Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares issued to a Participant pursuant to this Plan as the Company may deem advisable or desirable. These restrictions may include requirements that the Participant: (a) become a signatory to the Operating Agreement by delivering a signed Subscription Agreement, if such Participant is an Employee or a Consultant; (b) become a signatory to the Shareholders’ Agreement by delivering a signed Joinder Agreement, if such Participant is a Director; (c) hold the Shares received for a specified period of time; or (d) represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares, other than to transfer such Shares to Medpace Investors in consideration for Units as provided herein. Any certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

13.6	Shares Not Registered. Awards and any underlying Shares shall not be issued under this Plan unless the issuance and delivery of such Awards and Shares comply with (or are exempt from) all applicable requirements of law, including the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as set forth in the Shareholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the issuance of any Awards or Shares under this Plan, and accordingly any certificates for Shares and Award Agreements may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of securities under this Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company reasonably requires.

13.7	Grants to Non-U.S. Employees or Directors. To comply with the laws in countries other than the United States in which any Company Group Member operates or has Employees, Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Company Group Member shall be covered by this Plan; (b) determine which Employees, Directors or Consultants outside the United States are eligible to participate in this Plan; (c) modify the terms and conditions of any Awards granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (d) take any action, before or after an Award is granted, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and (e) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.

13.8	Rights as a Stockholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares and (i) if such Participant is an Employee or Consultant, such rights shall be transferred to Medpace Investors pursuant to the Subscription Agreement transferring all Shares issued or issuable in respect of such Award to Medpace Investors, or (ii) if such Participant is a Director, has signed a Joinder Agreement.

13.9	Severability. If any provision of this Plan, any Award or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award or Award Agreement, or would disqualify this Plan or any Award or Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, the Award or Award Agreement, such provision shall be stricken as to such jurisdiction, Person, Award or Award Agreement, and the remainder of this Plan and any such Award or Award Agreement shall remain in full force and effect.

13.10	Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that any Company Group Member may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between any Company Group Member, and any Participant, beneficiary, legal representative, or any other Person. This Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

13.11	No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

13.12	Non-exclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.13	Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

13.14	Governing Law. This Plan and each Award Agreement and all claims or causes of action or other matters (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Plan or any Award Agreement or the negotiation, execution or performance of this Plan or any Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

13.15	Effective Date. This Plan shall be effective as of the date of adoption by the Board, which date is set forth below (the “Effective Date”).

13.16	Stockholder Approval. The Plan has been approved by the stockholders of the Company on or prior to the Effective Date.

*                     *                     *

This Plan was duly adopted and approved by the Board of Directors of the Company on the 1st day of April, 2014.

The 2014 Plan was duly approved by the stockholders of the Company on the 1st day of April, 2014.

Exhibit A

Form of Option Agreement

[FORM]

Scioto Holdings, Inc.

2014 Equity Incentive Plan

NONQUALIFIED STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of April 1, 2014 (the “Date of Grant”), by and among Scioto Holdings, Inc., a Delaware corporation (the “Company”), [Merge NAME] (the “Participant”) [and, solely for purposes of Section 5, Section 10 and Section 16, Medpace Investors, LLC (“Medpace Investors”).]1 Capitalized terms not otherwise defined herein shall have the same meanings as in the Scioto Holdings, Inc. 2014 Equity Incentive Plan, as amended (the “Plan”).

R E C I T A L S:

WHEREAS, the Company has adopted the Plan, which is incorporated herein by reference and made a part of this Agreement;

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its subsidiaries (collectively, the “Company Group” and each, a “Company Group Member”) and the stockholders of the Company to grant the option provided for herein to the Participant pursuant to the Plan and on the terms set forth herein; and

[WHEREAS, as a condition to the grant of such option to an Employee or Consultant, each of the Company, the Participant and Medpace Investors desires that the Shares issuable upon exercise of such option be held by Medpace Investors, and that concurrently with the issuance of the Shares, the Participant shall contribute to Medpace Investors all of the Shares, other than any Shares surrendered in respect of Participant’s Tax Withholding Obligations (as defined below), in consideration for Incentive Units of Medpace Investors (“Units”).]2

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Participant the right and option (the “Option”) to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of                  Shares. The Option is intended to be a nonqualified stock option.

2. Option Price. The purchase price of the Shares subject to the Option shall be $[        ]3 per Share (the “Option Price”).

3. Vesting and Forfeiture.

(a) Subject to the Participant’s continued Service through the applicable vesting date, the Option shall become vested in four equal installments, with 25% of the Option vesting on each of the first, second, third and fourth anniversaries of the Date of Grant.

(b) At any time, the portion of the Option which has become vested is hereinafter referred to as the “Vested Portion.” The vesting schedule applicable to the Option requires continued Service through each applicable vesting date as a condition to the vesting of the applicable installment of the

[1]	Not required for Directors.
[2]	Not required for Directors.
[3]	Exercise price for options granted at closing to equal the purchase price paid per share by the funds affiliated with Cinven in the transaction contemplated by the Merger Agreement.

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Option and the rights and benefits under this Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of Service.

(c) Forfeiture. Any unvested portion of the Option shall be forfeited upon the termination of the Participant’s Service for any reason. The Shares issuable upon exercise of the Option shall not be subject to any restrictions on forfeiture or transferability other than any repurchase rights or transferability restrictions set forth in the [Shareholders’ Agreement]4 [Amended and Restated Operating Agreement of Medpace Investors (the “Operating Agreement”)]5 that apply to [such Shares]6 [any Units for which such Shares are required to be exchanged pursuant to Section 10 (the “Subscription”).]7

4. Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion at any time prior to the earliest to occur of:

(a) the seventh anniversary of the Date of Grant;

(b) the date that is 90 days following termination of the Participant’s Service for any reason other than Cause (as defined below); and

(c) the date of termination of the Participant’s Service for Cause.

5. Method of Exercise.

(a) Subject to Section 4 hereof, the Vested Portion may be exercised by delivering to the Company, in care of the Secretary of Scioto Holdings, Inc. at its principal office, written notice of intent to so exercise in the form attached hereto as Exhibit A (such notice, a “Notice of Exercise”). Such Notice of Exercise shall be accompanied by payment in full of the aggregate Option Price for the Shares to be exercised. The aggregate Option Price may be paid in cash, its equivalent (e.g., by cashier’s check) or any other form of payment permitted by the Committee in accordance with Section 9.5 of the Plan. In the event the Option is being exercised by the Participant’s representative, the Notice of Exercise shall be accompanied by proof (satisfactory to the Committee) of the representative’s right to exercise the Option. Neither the Participant nor the Participant’s representative or permitted transferee shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given a Notice of Exercise of the Option, paid in full for such Shares, been issued the Shares (in certificated or book entry form, as described in Section 5(b)) and, if applicable, has satisfied any other conditions imposed by the Committee in the Committee’s sole discretion.

(b) Upon the Company’s determination that the Option has been validly exercised as to any of the Shares, the Company shall document the Participant’s interest in the Shares by registering the Shares in book entry form in the Participant’s name. [Upon confirmation by Medpace Investors that the Participant’s Subscription (as described in Section 10) has been accepted, the Company may at its election either (i) issue a certificate to Medpace Investors representing the Shares that the Participant transfers to Medpace Investors pursuant to this Agreement, or (b) document Medpace Investors’ interest in such Shares by registering such Shares in book entry form in the name of Medpace Investors, in which case no certificate(s) representing all or a part of the Shares will be

[4]	For Directors.
[5]	For Employees and Consultants.
[6]	For Directors.
[7]	For Employees and Consultants.

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issued.]8 Notwithstanding the foregoing, the Company shall accommodate any issuance relating to those Co-Sale Rights which arise under Section 2.2 of the Shareholders’ Agreement, specifically ensuring that a Participant who has a Vested Portion and properly provided a Tag-Along Notice to the Transferor shall receive Shares related to a Notice of Exercise in sufficient time to tender those shares and participate in the sale, Transfer or assignment (capitalized terms of this sentence having the meaning provided in the Shareholders’ Agreement).

(c) In the event of the Participant’s death, the Vested Portion shall be exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions of this Agreement and the Plan.

6. No Right to Continued Service. The granting of the Option evidenced by this Agreement shall impose no obligation on any Company Group Member to continue the Service of the Participant and shall not lessen or affect any right that any Company Group Member may have to terminate the Service of the Participant.

7. Shares Not Registered. Shares shall not be issued pursuant to this Agreement unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as set forth in the Shareholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares or any Awards under this Agreement, and accordingly any certificates for Shares or documents granting Awards may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of Shares under this Agreement is not required to be registered under any applicable securities laws, the Participant shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may reasonably require.

8. Transferability. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign the Option except in the event of death and in accordance with Section 13.4 of the Plan. In addition, [the Shares, upon issue,]9 [the Units for which the Shares are required to be exchanged pursuant to Section 10]10 shall remain subject to, and any permitted transferee shall be bound by, the then-applicable terms and conditions of this Agreement, the Plan, and the [Shareholders’]11 [Operating Agreement],12 including, without limitation, any repurchase, lock-up, the right of first offer, call right and the share legend requirements set forth in the [Shareholders’]13 [Operating Agreement.]14

9. Adjustment and Cancellation of Option. Adjustments to and cancellation of the Options (or any Shares underlying the Option) shall be made in accordance with the terms of the Plan.

[8]	Not required for Directors.
[9]	For Directors.
[10]	For Employees and Consultants.
[11]	For Directors.
[12]	For Employees and Consultants.
[13]	For Directors.
[14]	For Employees and Consultants.

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10. [Immediate Transfer of Shares upon Exercise. Notwithstanding anything to the contrary herein or in the Plan, as a condition to the grant of the Option to the Participant, the Participant shall transfer all of the Shares issued upon exercise thereof, other than any Shares surrendered in respect of Participant’s Tax Withholding Obligations, to Medpace Investors in consideration for Units pursuant to the terms of a Subscription Agreement in the form attached hereto as Exhibit A (the “Subscription Agreement”). As of the acceptance by Medpace Investors of such Subscription, Medpace Investors shall assume all rights and obligations with respect to such Shares under this Agreement and otherwise; provided that Participant shall continue to be bound by Section 11.]

11. Confidential Information: Restrictive Covenants.

(a) Confidential Information.

(i) The Participant shall not disclose or use at any time, either during his or her Service or thereafter, any Trade Secrets and Confidential Information (as defined below) of which he or she becomes aware, whether or not such information is developed by the Participant, except to the extent that such disclosure or use is directly related to and required by the Participant’s performance in good faith of duties for the Company Group. The Participant will take all appropriate steps to safeguard Trade Secrets and Confidential Information in his or her possession and to protect it against disclosure, misuse, espionage, loss and theft. The Participant shall deliver to the Company at the termination of his or her employment or services, or at any time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Trade Secrets and Confidential Information or the Work Product (as hereinafter defined) of the business of the Company Group which the Participant may then possess or have under his or her control. Notwithstanding the foregoing, the Participant may truthfully respond to a lawful and valid subpoena or other legal process, but shall give the Company the earliest possible notice thereof.

(ii) All Work Product (as defined below) that the Participant may have discovered, invented or originated during his or her employment by, or service to, any Company Group Member(s) prior to such employment or service, that the Participant may discover, invent or originate during his or her employment or service or at any time following the termination of his or her employment with, or service to, the applicable Company Group Member(s), shall be the exclusive property of the Company Group, and the Participant hereby assigns all of his or her right, title and interest in and to such Work Product to the Company or the applicable Company Group Member, including all intellectual property rights therein. The Participant shall promptly disclose all Work Product to the Company, shall execute at the request of the Company any assignments or other documents the Company may deem necessary to protect or perfect its (or any Company Group Member’s as applicable) rights therein, and shall assist the Company, at the Company’s expense, in obtaining, defending and enforcing the Company’s (or any Company Group Member’s, as applicable) rights therein. The Participant hereby appoints the Company as his or her attorney-in-fact to execute on his or her behalf any assignments or other documents deemed necessary by the Company to protect or perfect each Company Group Member’s rights to any Work Product.

(b) Restriction on Competition. During the Participant’s Service and thereafter through the date that is two (2) years following the Cessation Date (as applicable, the “Restricted Period”),15 the Participant shall not operate, have any ownership interest in, enter the employ of, provide consulting services for or to, serve as a board member of, or render services or advice in any similar

[15]

With respect to each of August Troendle, Susan Burwig, Weimin Gai and David Orloff, and any of their respective successors, the Restricted Period shall be the later of (A) five (5) years following the Date of Grant and (B) two (2) years following the Cessation Date.

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capacity to, any contract research organization that provides clinical trial management, laboratory, imaging, regulatory, monitoring, data management, biometrics or medical writing services or support of clinical trials or development programs sponsored by the pharmaceutical, biotechnology or medical device companies or industries (any of the foregoing, a “Competitive Business”) in North America and elsewhere in the world where the Company Group engages in business, or reasonably anticipates engaging in business, on the applicable Cessation Date (the “Restricted Area”), or perform management, executive or supervisory functions with respect to, join, control, render financial assistance to, receive any economic benefit from, exert any influence upon, participate in, render services or advice to, any business or Person that engages or could reasonably be expected to engage in a Competitive Business in the Restricted Area; provided, however, that for purposes of this Section 11(b), ownership of securities having no more than five percent (5%) of the outstanding voting power of any Competitive Business which is listed on any national securities exchange shall not be deemed to be a violation of this Section 11(b) as long as the Person owning such securities has no other connection or relationship with such competitor.

(c) Non-Solicitation and Non-Interference with Customers, etc. During the Restricted Period, the Participant shall not, directly or indirectly, induce or attempt to induce any Person that is, or was at any time during the twelve (12) month period preceding the Cessation Date, a customer, supplier, manufacturer or other material business relation of any Company Group Member to cease doing business with any Company Group Member or in any way interfere with the relationship between any Company Group Member and any such customer, supplier, manufacturer or other material business relation, or solicit, directly or indirectly, for any competitive purpose, the business of any such customer, supplier, manufacturer or business relation of any Company Group Member.

(d) Non-Solicitation of Company Group Employees. During the Restricted Period the Participant shall not solicit, recruit or hire, directly or indirectly, any Person who at any time on or after the Date of Grant is a Company Group Employee (as hereinafter defined); provided, that the foregoing shall not prohibit (A) a general solicitation to the public of general advertising or (B) the Participant from soliciting, recruiting or hiring any Company Group Employee who has ceased to be employed or retained by any Company Group Member for at least 12 months. For purposes of this Section 11(d), “Company Group Employees” means, collectively, officers, directors and employees or substantially full-time consultants of the Company Group Members.

(e) Non-Disparagement. The Participant shall not at any time, either during or after his or her Service, (A) directly or indirectly, make or affirmatively ratify any statement, public or private, oral or written, to any person that disparages, either professionally or personally, the Company Group Members or any of their respective Affiliates or shareholders, past and present, and each of them, as well as its and their directors, officers, agents, attorneys, insurers, employees, stockholders, and successors, past and present, and each of them, or (B) make any statement or engage in any conduct that has the purpose or effect of disrupting the business of the Company or any of its Affiliates or shareholders; provided, that nothing in this provision shall in any way limit the Participant’s right to (i) make truthful statements to correct any false statements made by any Company Group Member about the Participant or (ii) provide truthful information to a government agency, to respond to a subpoena, or to testify truthfully under oath.

(f) Understanding of Covenants. The Participant agrees that the foregoing covenants set forth in this Section 11 (the “Restrictive Covenants”) are reasonable, including in temporal and geographical scope, and in all other respects, and necessary to protect the Company Group’s confidential information, goodwill, stable workforce, and customer relations. The Participant and the Company intend that the Restrictive Covenants shall be deemed to be a series of separate covenants, one for each county or province of each and every state or jurisdiction within the Restricted Area and one for each month of the Restricted Period. The Participant understands that the Restrictive Covenants may limit his or her ability to earn a livelihood in a business similar to the business of the Company Group, but nevertheless believes that he or she has received and will receive sufficient consideration and other benefits as an employee or other service provider of the Company Group and

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as otherwise provided hereunder to clearly justify such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent him or her from otherwise earning a living. The Participant agrees that the Restrictive Covenants do not confer a benefit upon the Company Group disproportionate to the Participant’s detriment. The Participant has independently consulted with its counsel and after such consultation agrees that the Restrictive Covenants are reasonable and proper to protect the legitimate interest of the Company Group.

(g) Enforcement. The Participant acknowledges that the Restrictive Covenants are an essential element of this Agreement and are being provided in consideration of the Option grant contained in this Agreement, and that any breach by the Participant of any provision of this Section 11 will result in irreparable injury to the Company Group Members. The Participant acknowledges that in the event of such a breach, in addition to all other remedies available at law, the Company shall be entitled to equitable relief, including injunctive relief, without the necessity of proving actual damages or posting a bond therefor. If, at the time of enforcement of this Section 11 a court of competent jurisdiction shall hold that either the duration or scope stated herein is unreasonable under the circumstances then existing, the parties agree that the maximum duration or scope under such circumstances shall be substituted for the stated duration or scope and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period and scope permitted by applicable law. To the extent of any breach of this Section 11 by the Participant, his or her Restricted Period shall automatically be extended by the length of such breach.

12. Definitions. For purposes of this Agreement: “Cause” means (unless otherwise expressly provided in another applicable contract with the Participant that defines such term for purposes of determining the effect that a “for cause” termination has on the Participant’s Awards) a termination of employment or service based upon a finding by the applicable Company Group Member, acting in good faith and based on its reasonable belief at the time, that the Participant has: (a) willfully failed to discharge his or her duties to such Company Group Member, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties; (b) been convicted of, or pled guilty or nolo contendere to, a felony or misdemeanor involving dishonesty or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (c) breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the applicable Company Group Member that has caused or is reasonably expected to result in material injury to any Company Group Member; or (d) materially breached any of the provisions of this Agreement, including any covenant in Section 11, which if capable of being cured, has not been cured to the satisfaction of the Company within 30 days following provision of written notice to such Participant by the Company of such material breach. A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Administrator) on the date on which the Company or any Affiliate first delivers written notice to the Participant of a finding of termination for Cause.

“Cessation Date” shall mean the later of (a) the termination of the Participant’s Service (regardless of the reason for such termination) and (b) the termination, expiration, cancellation or forfeiture, as applicable, of the Option.

“Trade Secrets and Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by any Company Group Member in connection with its business, including, but not limited to, information, observations and data obtained by the Participant while employed by or providing services to any Company Group Member or any predecessors thereof concerning (a) the business or affairs of the Company Group Members (or such predecessors), (b) products or services, (c) fees, costs and pricing structures, (d) designs, (e) analyses, (f) drawings, photographs and reports, (g) computer software, including operating systems, applications and program listings, (h) flow charts, manuals and documentation, (i) data bases, (j) accounting and business methods, (k) inventions, devices, new developments, methods and processes,

6

whether patentable or unpatentable and whether or not reduced to practice, (l) customers and clients and customer or client lists, (m) other copyrightable works, (n) all production methods, processes, technology and trade secrets, and (o) all similar and related information in whatever form. Trade Secrets and Confidential Information will not include any information that has been published (other than a disclosure by the Participant in breach of this Agreement) in a form generally available to the public prior to the date the Participant proposes to disclose or use such information. Trade Secrets and Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

“Work Product” means all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, trade names, logos and all similar or related information (whether patentable or unpatentable, copyrightable, registerable as a trademark, reduced to writing, or otherwise) which relates to the Company Group’s actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Participant (whether or not during usual business hours, whether or not by the use of the facilities of the Company Group, and whether or not alone or in conjunction with any other Person) while employed by, or providing services to, any Company Group Member (including those conceived, developed or made prior to the date of the Participant’s employment by or services with any Company Group Member) together with all patent applications, letters patent, trademark, trade name and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

13. Withholding; Taxes.

(a) Withholding. The Company shall have the power and the right to deduct or withhold automatically from any Shares issued upon exercise of the Option or any other payments under this Agreement, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement (the “Tax Withholding Obligation”). With respect to the Tax Withholding Obligation, the Participant may elect, subject to the approval of the Company, to satisfy the withholding requirement, in whole or in part, as follows:

(i) By Surrendering Shares. Participant’s acceptance of this Agreement constitutes Participant’s instruction and authorization to the Company, subject to the Company’s approval at the time, to surrender Shares issuable upon exercise of the Option having a Fair Market Value on the date the tax is to be determined up to an amount sufficient to satisfy the Tax Withholding Obligation.

(ii) By Other Payment. Prior to exercising the Option, Participant may notify the Company of Participant’s election to pay Participant’s Tax Withholding Obligation by wire transfer, check or other means permitted by the Company. In such case, the Participant shall satisfy his or her Tax Withholding Obligation by paying to the Company on such date as it shall specify an amount that the Company determines is sufficient to satisfy the expected Tax Withholding Obligation by (A) wire transfer to such account as the Company may direct, (B) delivery of a check payable to the Company, [Attn: General Counsel, 5375 Medpace Way, Cincinnati OH 45227], or such other address as the Company may from time to time direct, or (C) such other means as the Company may establish or permit. Participant agrees and acknowledges that prior to the date the Tax Withholding Obligation arises, the Company will be required to estimate the amount of the Tax Withholding Obligation and accordingly will require the amount paid to the Company under this provision to be more than the minimum amount that may actually be due and that, if Participant has not delivered payment of a sufficient amount to the Company to satisfy the Tax Withholding Obligation (regardless of whether as a result of the Company underestimating the required payment or Participant failing to timely make the required payment), the additional Tax Withholding Obligation amounts shall be satisfied in the manner specified in this Section 13.

7

(b) Section 83(b) Election. If the Participant is a resident of the United States, Participant shall file an election pursuant to Section 83(b) of the Code to be taxed on the Fair Market Value of such Shares upon receipt. Such election must be filed with the Internal Revenue Service no later than thirty (30) days after the receipt of such Shares.

(c) Tax Treatment. The Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action any Company Group Member takes with respect to any Tax Withholding Obligations that arise in connection with the Option. No Company Group Member makes any representation or undertaking regarding the tax treatment of the Option, the subsequent sale of Shares or the effect of making a Section 83(b) election upon receipt of the Shares. No Company Group Member commits to or has any obligation to structure the Option to reduce or eliminate the Participant’s tax liability.

14. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within 3 days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: [General Counsel], at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

15. Entire Agreement. This Agreement, the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]16 constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof; provided, however, that any restrictive covenants of the type in Section 11 hereof are intended to be and are hereby acknowledged and agreed to be cumulative with any similar covenants in any other agreement or arrangement between any Company Group Member and the Participant.

16. Amendment; Waiver. No amendment or modification of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, [Medpace Investors,]17 and the Participant, except that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

17. Successors and Assigns: No Third Party Beneficiaries. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company, [Medpace Investors]18 and their respective successors and assigns and upon the Participant, and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Company, the Participant and [Medpace Investors], 19 and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

18. Choice of Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in

[16]	Not required for Directors.
[17]	Not required for Directors.
[18]	Not required for Directors.
[19]	Not required for Directors.

8

accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

19. Option Subject to Plan and Shareholders’ Agreement [and the Subscription and Units Subject to the Subscription Agreement and the Operating Agreement].20 By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]21. The Option is subject to the Plan and the Shareholders’ Agreement [and the Subscription and the Units are subject to the Subscription Agreement and Operating Agreement].22 The terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]23 as they may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement,]24 the applicable terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement],25 as applicable, will govern and prevail.

20. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

*        *        *

[20]	Not required for Directors.
[21]	Not required for Directors.
[22]	Not required for Directors.
[23]	Not required for Directors.
[24]	Not required for Directors.
[25]	Not required for Directors.

9

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Scioto Holdings, Inc.

By:
	Name:	[ ]
	Title:	[ ]

Agreed and acknowledged as of the date first above written:

Solely with respect to Section 5, Section 10 and Section 16: MEDPACE INVESTORS, LLC[26]
By:
	Name:	August Troendle
	Title:	Manager

[26]	Not required for Directors.

10

EXHIBIT A

NOTICE OF EXERCISE

Scioto Holdings, Inc.

Attention: [Secretary]	Date of Exercise:

Ladies & Gentlemen:

1. Exercise of Option. This constitutes notice to Scioto Holdings, Inc. (the “Company”) that pursuant to my Nonqualified Stock Option Award Agreement, dated [                    ] (the “Award Agreement”), granted pursuant to the Plan, I elect to purchase the number of Shares set forth below and for the price set forth below. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such term in the Award Agreement. By signing and delivering this notice to the Company, I hereby acknowledge that I am the holder of the Option exercised by this notice and have full power and authority to exercise the same.

Number of Shares as to which the Option is exercised (“Optioned Shares”):

Total exercise price:	$

Cash Exercise Cash payment delivered herewith:	$

Cashless Exercise Form of payment in kind delivered herewith:	$

2. Form of Payment. Forms of payment other than cash or its equivalent (e.g., by cashier’s check) are limited by the Plan and are permissible only to the extent approved by the Committee, in its sole discretion.

3. Delivery of Payment. With this notice, I hereby deliver to the Company the full purchase price of the Optioned Shares and any and all withholding taxes due in connection with the exercise of my Option.

4. Rights as Stockholder. While the Company will endeavor to process this notice in a timely manner, I acknowledge that until the issuance of the shares underlying the Optioned Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares, notwithstanding the exercise of my Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance of the Optioned Shares. [The Participant acknowledges and agrees that the Participant shall transfer all of the Optioned Shares, other than any Shares surrendered in respect of Participant’s Tax Withholding Obligations, to Medpace Investors in consideration for Units pursuant to the terms of the Subscription Agreement.] 27

[27]	Not required for Directors.

11

5. Interpretation. Any dispute regarding the interpretation of this notice shall be submitted promptly by me or by the Company to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

6. Entire Agreement. The Plan, the Award Agreement under which the Optioned Shares were granted, the Shareholders’ Agreement[, the Subscription Agreement and the Operating Agreement]28, are incorporated herein by reference, and together with this notice constitute the entire agreement of the parties with respect to the subject matter hereof.

Very truly yours,

(social security number)

[28]	Not required for Directors.

12

EXHIBIT B

FORM OF SUBSCRIPTION AGREEMENT

Please see attached.

13

Exhibit B

Form of Restricted Share Agreement

[FORM]

Scioto Holdings, Inc.

2014 Equity Incentive Plan

RESTRICTED SHARE AGREEMENT

THIS AGREEMENT (this “Agreement”), is made effective as of April 1, 2014 (the “Date of Grant”), by and between Scioto Holdings, Inc., a Delaware corporation (the “Company”), [Merge NAME] (the “Participant”) [and, solely for purposes of Section 3, Section 8 and Section 15, Medpace Investors, LLC (“Medpace Investors”)].1 Capitalized terms not otherwise defined herein shall have the same meanings as in the Scioto Holdings, Inc. 2014 Equity Incentive Plan, as amended (the “Plan”).

R E C I T A L S:

WHEREAS, the Company has adopted the Plan, which is incorporated herein by reference and made a part of this Agreement;

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its subsidiaries (collectively, the “Company Group” and each, a “Company Group Member”) and the stockholders of the Company to grant the Restricted Shares provided for herein to the Participant pursuant to the Plan and on the terms set forth herein; and

[WHEREAS, as a condition to the grant of such Restricted Shares to an Employee or Consultant, each of the Company, the Participant and Medpace Investors desires that the Restricted Shares be held by Medpace Investors, and that concurrently with the grant of the Restricted Shares, the Participant shall contribute to Medpace Investors all of the Restricted Shares granted hereby, other than any Restricted Shares surrendered in respect of Participant’s Tax Withholding Obligations (as defined below), in consideration for Incentive Units of Medpace Investors (“Units”).]2

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Restricted Shares. The Company hereby grants to the Participant pursuant to the Plan [                ] Restricted Shares, on the terms and conditions hereinafter set forth and in the Plan.

2. Vesting and Forfeiture.

(a) Subject to the Participant’s continued Service through the applicable vesting date, the Restricted Shares shall become vested in three installments, with 34% of the Restricted Shares vesting on [April 1], 2015 and 33% of the Restricted Shares vesting on each of [April 1], 2016 and [April 1], 2017. Following such vesting, repurchase rights and transferability restrictions set forth in the Shareholders’ Agreement [or the Amended and Restated Operating Agreement of Medpace Investors (the “Operating Agreement”)]3 may continue to apply to such Shares [or Units for which such Restricted Shares are required to be exchanged pursuant to Section 8 (the “Subscription”)].4

(b) At any time, the portion of the Restricted Shares which has become vested is hereinafter referred to as the “Vested Portion.” The vesting schedule set forth in Section 2(a) requires continued Service by the Participant through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Shares and the rights and benefits under this

[1]	Not required for Directors.
[2]	Not required for Directors.
[3]	Not required for Directors.
[4]	Not required for Directors.

1

[FORM]

Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of Service.

(c) Any dividends with respect to Restricted Shares (whether such dividends are paid in cash, stock or other property) (i) shall be subject to the same restrictions (including the risk of forfeiture) as the Restricted Shares with regard to which they are issued; (ii) shall herein be encompassed within the term “Restricted Shares”; (iii) may be held by the Company for the Participant or its permitted transferee prior to vesting; and (iv) if so held by the Company, shall be paid or otherwise released to the Participant or its permitted transferee, as applicable, without interest, promptly after the vesting of the Restricted Shares with regard to which they were issued. If dividends are released to the Participant or its permitted transferee, as applicable, prior to the vesting of the Restricted Shares with regard to which they were issued, and such Restricted Shares fail to vest and are forfeited for any reason, the Participant or its permitted transferee, as applicable, shall return or repay such dividends to the Company, without interest, promptly following the forfeiture event.

(d) Any unvested portion of the Restricted Shares shall be forfeited upon the termination of the Participant’s Service for any reason.

3. Issuance of Certificates. The Company shall not issue any certificate representing Restricted Shares subject to this Agreement and instead document the Participant’s interest in the Shares by registering the Restricted Shares in book entry form in the Participant’s name with the applicable restrictions noted therein. [Upon confirmation by Medpace Investors that the Participant’s Subscription has been accepted, the Company may at its election either (a) issue a certificate to Medpace Investors representing the Restricted Shares that the Participant transfers to Medpace Investors pursuant to this Agreement, or (b) document Medpace Investors’ interest in such Restricted Shares by registering such Restricted Shares in book entry form in the name of Medpace Investors, in which case no certificate(s) representing all or a part of the Restricted Shares will be issued.]5

4. No Right to Continued Service. The granting of the Restricted Shares evidenced by this Agreement shall impose no obligation on any Company Group Member to continue the Service of the Participant and shall not lessen or affect any right that any Company Group Member may have to terminate the Service of the Participant.

5. Restricted Shares Not Registered. The grant of Restricted Shares pursuant to this Agreement is conditioned upon the grant of such Restricted Shares complying with (or being exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as set forth in the Shareholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Restricted Shares under this Agreement, and accordingly any certificates for Restricted Shares or Shares or documents with respect to Restricted Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the grant of Restricted Shares pursuant to this Agreement is not required to be registered under any applicable securities laws, the Participant shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may reasonably require.

6. Transferability. Except as set forth in Section 8 and unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign any of the Restricted Shares or this Agreement. In addition, the [Restricted Shares, upon vesting,]6 [Units for which the Restricted

[5]	Not required for Directors.
[6]	For Directors.

2

[FORM]

Shares are required to be exchanged pursuant to Section 8,]7 shall remain subject to, and any permitted transferee shall be bound by, the then-applicable terms and conditions of this Agreement, the Plan and the [Shareholders’]8 [Operating]9 Agreement, including, without limitation, any repurchase, lock-up, the right of first offer, call right and the share legend requirements set forth in the [Shareholders’]10 [Operating]11 Agreement.

7. Adjustment and Cancellation of Restricted Shares. Adjustments to and cancellation of the Restricted Shares shall occur in accordance with the terms of the Plan.

8. [Immediate Transfer of Shares. Notwithstanding anything to the contrary herein or in the Plan, as a condition to the grant of the Restricted Shares to the Participant, the Participant shall transfer all of the Restricted Shares granted hereby, other than any Restricted Shares surrendered in respect of Participant’s Tax Withholding Obligations, to Medpace Investors in consideration for Units pursuant to the terms of a Subscription Agreement in the form attached hereto as Exhibit A (the “Subscription Agreement”). As of the acceptance by Medpace Investors of such Subscription, Medpace Investors shall assume all rights and obligations with respect to such Restricted Shares under this Agreement and otherwise; provided that Participant’s Service shall continue to be required for vesting pursuant to Section 2, and Participant shall continue to be bound by Section 9.]12

9. Confidential Information: Restrictive Covenants.

(a) Confidential Information.

(i)	The Participant shall not disclose or use at any time, either during his or her Service or thereafter, any Trade Secrets and Confidential Information (as defined below) of which he or she becomes aware, whether or not such information is developed by the Participant, except to the extent that such disclosure or use is directly related to and required by the Participant’s performance in good faith of duties for the Company Group. The Participant will take all appropriate steps to safeguard Trade Secrets and Confidential Information in his or her possession and to protect it against disclosure, misuse, espionage, loss and theft. The Participant shall deliver to the Company at the termination of his or her employment or services, or at any time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Trade Secrets and Confidential Information or the Work Product (as hereinafter defined) of the business of the Company Group which the Participant may then possess or have under his or her control. Notwithstanding the foregoing, the Participant may truthfully respond to a lawful and valid subpoena or other legal process, but shall give the Company the earliest possible notice thereof.

(ii)	All Work Product (as defined below) that the Participant may have discovered, invented or originated during his or her employment by, or service to, any Company Group Member prior to such employment or service, that the Participant may discover, invent or originate during his or her

[7]	For Employees and Consultants.
[8]	For Directors.
[9]	For Employees and Consultants.
[10]	For Directors.
[11]	For Employees and Consultants.
[12]	Not required for Directors.

3

[FORM]

employment or service or at any time following the termination of his or her employment with, or service to, the applicable Company Group Member(s), shall be the exclusive property of the Company Group, and the Participant hereby assigns all of his or her right, title and interest in and to such Work Product to the Company or the applicable Company Group Member(s), including all intellectual property rights therein. The Participant shall promptly disclose all Work Product to the Company, shall execute at the request of the Company any assignments or other documents the Company may deem necessary to protect or perfect its (or any Company Group Member’s as applicable) rights therein, and shall assist the Company, at the Company’s expense, in obtaining, defending and enforcing the Company’s (or any Company Group Member’s, as applicable) rights therein. The Participant hereby appoints the Company as his or her attorney-in-fact to execute on his or her behalf any assignments or other documents deemed necessary by the Company to protect or perfect each Company Group Member’s rights to any Work Product.

(b) Restriction on Competition. During the Participant’s Service and thereafter through the date that is two (2) years following the Cessation Date (as applicable, the “Restricted Period”),13 the Participant shall not operate, have any ownership interest in, enter the employ of, provide consulting services for or to, serve as a board member of, or render services or advice in any similar capacity to, any contract research organization that provides clinical trial management, laboratory, imaging, regulatory, monitoring, data management, biometrics or medical writing services or support of clinical trials or development programs sponsored by the pharmaceutical, biotechnology or medical device companies or industries (any of the foregoing, a “Competitive Business”) in North America and elsewhere in the world where the Company Group engages in business, or reasonably anticipates engaging in business, on the applicable Cessation Date (the “Restricted Area”), or perform management, executive or supervisory functions with respect to, join, control, render financial assistance to, receive any economic benefit from, exert any influence upon, participate in, render services or advice to, any business or Person that engages or could reasonably be expected to engage in a Competitive Business in the Restricted Area; provided, however, that for purposes of this Section 9(b), ownership of securities having no more than five percent (5%) of the outstanding voting power of any Competitive Business which is listed on any national securities exchange shall not be deemed to be a violation of this Section 9(b) as long as the Person owning such securities has no other connection or relationship with such competitor.

(c) Non-Solicitation and Non-Interference with Customers, etc. During the Restricted Period, the Participant shall not, directly or indirectly, induce or attempt to induce any Person that is, or was at any time during the twelve (12) month period preceding the Cessation Date, a customer, supplier, manufacturer or other material business relation of any Company Group Member to cease doing business with any Company Group Member or in any way interfere with the relationship between any Company Group Member and any such customer, supplier, manufacturer or other material business relation, or solicit, directly or indirectly, for any competitive purpose, the business of any such customer, supplier, manufacturer or business relation of any Company Group Member.

(d) Non-Solicitation of Company Group Employees. During the Restricted Period the Participant shall not solicit, recruit or hire, directly or indirectly, any Person who at any time on or after the Date of Grant is a Company Group Employee (as hereinafter defined); provided, that the foregoing shall not prohibit (A) a general solicitation to the public of general advertising or (B) the Participant from soliciting, recruiting or hiring any Company Group Employee who has ceased to be employed or retained by any Company Group Member for at least 12 months. For purposes of this Section 9(d), “Company Group Employees” means, collectively, officers, directors and employees or substantially full-time consultants of the Company Group Members.

[13]	With respect to each of August Troendle, Susan Burwig, Weimin Gai and David Orloff, and any of their respective successors, the Restricted Period shall be the later of (A) five (5) years following the Date of Grant and (B) two (2) years following the Cessation Date.

4

[FORM]

(e) Non-Disparagement. The Participant shall not at any time, either during or after his or her Service, (A) directly or indirectly, make or affirmatively ratify any statement, public or private, oral or written, to any person that disparages, either professionally or personally, the Company Group Members or any of their respective Affiliates or shareholders, past and present, and each of them, as well as its and their directors, officers, agents, attorneys, insurers, employees, stockholders, and successors, past and present, and each of them, or (B) make any statement or engage in any conduct that has the purpose or effect of disrupting the business of the Company or any of its Affiliates or shareholders; provided, that nothing in this provision shall in any way limit the Participant’s right to (i) make truthful statements to correct any false statements made by any Company Group Member about the Participant or (ii) provide truthful information to a government agency, to respond to a subpoena, or to testify truthfully under oath.

(f) Understanding of Covenants. The Participant agrees that the foregoing covenants set forth in this Section 9 (the “Restrictive Covenants”) are reasonable, including in temporal and geographical scope, and in all other respects, and necessary to protect the Company Group’s confidential information, goodwill, stable workforce, and customer relations. The Participant and the Company intend that the Restrictive Covenants shall be deemed to be a series of separate covenants, one for each county or province of each and every state or jurisdiction within the Restricted Area and one for each month of the Restricted Period. The Participant understands that the Restrictive Covenants may limit his or her ability to earn a livelihood in a business similar to the business of the Company Group, but nevertheless believes that he or she has received and will receive sufficient consideration and other benefits as an employee or other service provider of the Company Group and as otherwise provided hereunder to clearly justify such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent him or her from otherwise earning a living. The Participant agrees that the Restrictive Covenants do not confer a benefit upon the Company Group disproportionate to the Participant’s detriment. The Participant has independently consulted with its counsel and after such consultation agrees that the Restrictive Covenants are reasonable and proper to protect the legitimate interest of the Company Group.

(g) Enforcement. The Participant acknowledges that the Restrictive Covenants are an essential element of this Agreement and are being provided in consideration of the Restricted Share grant contained in this Agreement, and that any breach by the Participant of any provision of this Section 9 will result in irreparable injury to the Company Group Members. The Participant acknowledges that in the event of such a breach, in addition to all other remedies available at law, the Company shall be entitled to equitable relief, including injunctive relief, without the necessity of proving actual damages or posting a bond therefor. If, at the time of enforcement of this Section 9 a court of competent jurisdiction shall hold that either the duration or scope stated herein is unreasonable under the circumstances then existing, the parties agree that the maximum duration or scope under such circumstances shall be substituted for the stated duration or scope and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period and scope permitted by applicable law. To the extent of any breach of this Section 9 by the Participant, his or her Restricted Period shall automatically be extended by the length of such breach.

10. Definitions. For purposes of this Agreement:

“Cessation Date” shall mean the later of (a) the termination of the Participant’s Service (regardless of the reason for such termination) and (b) the termination, expiration, cancellation or forfeiture, as applicable, of the Restricted Shares.

“Trade Secrets and Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by any Company Group Member in connection with its business, including, but not limited to, information, observations and data obtained

5

[FORM]

by the Participant while employed by or providing services to any Company Group Member or any predecessors thereof concerning (a) the business or affairs of the Company Group Members (or such predecessors), (b) products or services, (c) fees, costs and pricing structures, (d) designs, (e) analyses, (f) drawings, photographs and reports, (g) computer software, including operating systems, applications and program listings, (h) flow charts, manuals and documentation, (i) data bases, (j) accounting and business methods, (k) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (l) customers and clients and customer or client lists, (m) other copyrightable works, (n) all production methods, processes, technology and trade secrets, and (o) all similar and related information in whatever form. Trade Secrets and Confidential Information will not include any information that has been published (other than a disclosure by the Participant in breach of this Agreement) in a form generally available to the public prior to the date the Participant proposes to disclose or use such information. Trade Secrets and Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

“Work Product” means all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, trade names, logos and all similar or related information (whether patentable or unpatentable, copyrightable, registerable as a trademark, reduced to writing, or otherwise) which relates to the Company Group’s actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Participant (whether or not during usual business hours, whether or not by the use of the facilities of the Company Group, and whether or not alone or in conjunction with any other Person) while employed by, or providing services to, any Company Group Member (including those conceived, developed or made prior to the date of the Participant’s employment by or services with any Company Group Member) together with all patent applications, letters patent, trademark, trade name and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

11. Restrictive Legends. In addition to those legends provided for in the Shareholders’ Agreement, any certificates issued with respect to the Restricted Shares issued hereunder shall be endorsed with the legends set forth below or legends substantially equivalent thereto, as determined by the Company it its sole discretion, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A RESTRICTED SHARE AGREEMENT, DATED AS OF [APRIL 1, 2014], BETWEEN THE COMPANY AND THE HOLDER OF THESE SECURITIES.

12. Withholding; Taxes.

(a) Withholding. The Company shall have the power and the right to deduct or withhold automatically from any payment or any Restricted Shares under this Agreement, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld or paid with respect to any taxable event (including with respect to a Section 83(b) election) arising as a result of this Agreement (the “Tax Withholding Obligation”). With respect to Tax Withholding Obligation, the Participant may elect, subject to the approval of the Company, to satisfy the withholding requirement, in whole or in part, as follows:

(i) By Surrendering Shares. Participant’s acceptance of this Agreement constitutes Participant’s instruction and authorization to the Company, subject to the Company’s approval at the time, to surrender Restricted Shares having a Fair Market Value on the date the tax is to be determined up to an amount sufficient to satisfy the Tax Withholding Obligation.

6

[FORM]

(ii) By Other Payment. At any time not less than five (5) business days before any Tax Withholding Obligation arises, Participant may notify the Company of Participant’s election to pay Participant’s Tax Withholding Obligation by wire transfer, check or other means permitted by the Company. In such case, the Participant shall satisfy his or her Tax Withholding Obligation by paying to the Company on such date as it shall specify an amount that the Company determines is sufficient to satisfy the expected Tax Withholding Obligation by (A) wire transfer to such account as the Company may direct, (B) delivery of a check payable to the Company, [Attn: General Counsel, 5375 Medpace Way, Cincinnati OH 45227], or such other address as the Company may from time to time direct, or (C) such other means as the Company may establish or permit. Participant agrees and acknowledges that prior to the date the Tax Withholding Obligation arises, the Company will be required to estimate the amount of the Tax Withholding Obligation and accordingly will require the amount paid to the Company under this provision to be more than the minimum amount that may actually be due and that, if Participant has not delivered payment of a sufficient amount to the Company to satisfy the Tax Withholding Obligation (regardless of whether as a result of the Company underestimating the required payment or Participant failing to timely make the required payment), the additional Tax Withholding Obligation amounts shall be satisfied in the manner specified in this Section 12.

(b) Section 83(b) Election. If Participant is a resident of the United States, Participant shall file an election pursuant to Section 83(b) of the Code to be taxed currently on the Fair Market Value of the Restricted Shares. Such election must be filed with the Internal Revenue Service no later than thirty (30) days after the grant of such Restricted Shares.

(d) Taxes. The Participant is ultimately liable and responsible for all taxes owed in connection with the Restricted Shares, regardless of any action any Company Group Member takes with respect to any Tax Withholding Obligation. No Company Group Member makes any representation or undertaking regarding the tax treatment in connection with the grant or vesting of the Restricted Shares or the effect of making a Section 83(b) election. No Company Group Member commits to or has any obligation to structure the Restricted Shares to reduce or eliminate the Participant’s tax liability.

13. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within 3 days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: [General Counsel], at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

14. Entire Agreement. This Agreement, the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]14 constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof; provided, however, that any restrictive covenants of the type in Section 9 are intended to be and are hereby acknowledged and agreed to be cumulative with any similar covenants in any other agreement or arrangement between any Company Group Member and the Participant.

15. Amendment; Waiver. No amendment or modification of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, [Medpace

[14]	Not required for Directors.

7

[FORM]

Investors]15 and the Participant, except that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

16. Successors and Assigns; No Third Party Beneficiaries. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company, [Medpace Investors]16 and their respective successors and assigns and upon the Participant, and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Company, the Participant and [Medpace Investors],17 and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

17. Choice of Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

18. Restricted Shares Subject to Plan and Shareholders’ Agreement [and the Subscription and Units Subject to the Subscription Agreement and the Operating Agreement].18 By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement.]19 The Restricted Shares are subject to the Plan and the Shareholders’ Agreement [and the Subscription and the Units are subject to the Subscription Agreement and Operating Agreement].20 The terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]21 as they may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement],22 the applicable terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement,]23 as applicable, will govern and prevail.

19. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

*        *        *

[15]	Not required for Directors.
[16]	Not required for Directors.
[17]	Not required for Directors.
[18]	Not required for Directors.
[19]	Not required for Directors.
[20]	Not required for Directors.
[21]	Not required for Directors.
[22]	Not required for Directors.
[23]	Not required for Directors.

8

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Share Agreement.

Scioto Holdings, Inc.

By:

Agreed and acknowledged as of the date first above written:

[Merge NAME ]
Solely for purposes of Section 3, Section 8, Section 15: MEDPACE INVESTORS, LLC[24]
By:
	Name:	August Troendle
	Title:	Manager

[24]	Not required for Directors.

[FORM]

EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

Please see attached.

10

Exhibit C

Form of Restricted Stock Unit Agreement

[FORM]

Scioto Holdings, Inc.

2014 Equity Incentive Plan

RESTRICTED SHARE UNIT AGREEMENT

THIS AGREEMENT (this “Agreement”), is made effective as of April 1, 2014 (the “Date of Grant”), by and among Scioto Holdings, Inc., a Delaware corporation (the “Company”), [Merge NAME] (the “Participant”) [and, solely for purposes of Section 3, Section 4, Section 10 and Section 16, Medpace Investors, LLC (“Medpace Investors”).]1 Capitalized terms not otherwise defined herein shall have the same meanings as in the Scioto Holdings, Inc. 2014 Equity Incentive Plan, as amended (the “Plan”).

R E C I T A L S:

WHEREAS, the Company has adopted the Plan, which is incorporated herein by reference and made a part of this Agreement;

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its subsidiaries (collectively, the “Company Group” and each, a “Company Group Member”) and the stockholders of the Company to grant the Restricted Share Units provided for herein to the Participant pursuant to the Plan and on the terms set forth herein; and

[WHEREAS, as a condition to the grant of such Restricted Share Units to an Employee or Consultant, each of the Company, the Participant and Medpace Investors desires that the Shares underlying the Restricted Share Units be held by Medpace Investors, and that concurrently with the issuance of the Shares underlying the Restricted Share Units, the Participant shall contribute to Medpace Investors all such Shares, other than any Shares surrendered in respect of Participant’s Tax Withholding Obligations (as defined below), in consideration for Incentive Units of Medpace Investors (“Units”).]2

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Restricted Share Units. The company hereby grants to the Participant pursuant to the Plan [Merge # of SHARES] Restricted Share Units, on the terms and conditions hereinafter set forth and in the Plan. Each Restricted Share Unit shall represent the contingent right to receive one Share of the Company on the terms set forth herein.

2. Vesting and Forfeiture. (a) Subject to the Participant’s continued Service through the applicable vesting date, the Restricted Share Units shall become vested in three installments, with 34% of the Restricted Share Units vesting on [April 1], 2015 and 33% of the Restricted Share Units vesting on each of [April 1], 2016 and [April 1], 2017.

(b) At any time, the portion of the Restricted Share Units which has become vested is hereinafter referred to as the “Vested Portion.” The vesting schedule set forth in Section 2(a) requires continued Service by the Participant through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Share Units and the rights and benefits under this Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of Service.

(c) Any unvested portion of the Restricted Share Units shall be forfeited upon the termination of the Participant’s Service for any reason. [The Shares underlying the Restricted Share Units shall not be subject to any restrictions on forfeiture or transferability other than any repurchase rights or transferability restrictions set forth in the Shareholders’ Agreement [or the Amended and Restated Operating Agreement of Medpace Investors (the “Operating Agreement”)]3 that apply to such Shares [or any Units for which such Shares are required to be exchanged pursuant to Section 10 (the “Subscription”).]4

[1]	Not required for Directors.
[2]	Not required for Directors.
[3]	Not required for Directors.
[4]	Not required for Directors.

3. Payment of Restricted Share Units. (a) Within 30 days following the date that any of the Restricted Share Units vest pursuant to Section 2, the Company shall document the Participant’s interest in the Shares by registering the Shares in book entry form in the Participant’s name, and no certificate(s) representing all or a part of the Shares underlying the vested Restricted Share Units shall be issued. [Upon confirmation by Medpace Investors that the Participant’s Subscription (as described in Section 10) has been accepted, the Company may at its election either (a) issue a certificate to Medpace Investors representing the Shares underlying the vested Restricted Share Units that the Participant transfers to Medpace Investors pursuant to this Agreement, or (b) document Medpace Investors’ interest in such Shares by registering such Shares in book entry form in the name of Medpace Investors, in which case no certificate(s) representing all or a part of such Shares will be issued.]5 The Company’s obligations with respect to the Restricted Share Units shall be satisfied in full upon the delivery of the Shares underlying the vested Restricted Share Units in accordance with this Section 3 or the forfeiture of such Restricted Share Units in accordance with Section 2(b).

4. Payment of Dividend Equivalents. At such time as Restricted Share Units become vested and the underlying Shares are paid to [the Participant]6 [Medpace Investors]7 pursuant to Section 3, the Company also shall pay to [the Participant]8 [Medpace Investors]9 an amount equal to the amount of all dividends, if any, paid by the Company on a Share (whether paid in cash, stock or other property) during the period from the Date of Grant to the date the Restricted Share Units are settled, multiplied by the number of Shares subject to the Restricted Share Units being settled (“Dividend Equivalents”). Dividend Equivalents shall be paid in such form (cash, stock or other property) as the dividend(s) were paid on the underlying Shares. No Dividend Equivalent shall be paid with respect to any Restricted Share Units that are forfeited in accordance with Section 2(b).

5. No Rights as a Stockholder. Neither Participant nor any permitted transferee shall possess any incidents of ownership (including, without limitation, dividend or voting rights) in any of the Shares underlying the Restricted Share Units until such Shares have been issued to Participant or such permitted transferee, as applicable, in payment for Restricted Share Units in accordance with Section 3. The obligations of the Company under this Agreement will be merely that of an unfunded and unsecured promise of the Company to deliver Shares in the future, and the rights of Participant shall be no greater than that of an unsecured general creditor. No assets of any Company Group Member will be held or set aside as security for the obligations of the Company under this Agreement.

[5]	Not required for Directors.
[6]	For Directors.
[7]	For Employees and Consultants.
[8]	For Directors.
[9]	For Employees and Consultants.

6. No Right to Continued Service. The granting of the Restricted Share Units evidenced by this Agreement or the issuance of any Shares underlying such Restricted Share Units upon vesting shall impose no obligation on any Company Group Member to continue the Service of the Participant and shall not lessen or affect any right that any Company Group Member may have to terminate the Service of the Participant.

7. Restricted Share Units and Shares Not Registered. The grant of Restricted Share Units pursuant to this Agreement and the issuance of Shares in payment for vested Restricted Share Units is conditioned upon the grant of such Restricted Share Units and the issuances of such Shares complying with (or being exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as set forth in the Shareholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares under this Agreement, and accordingly any certificates for Shares or documents with respect to Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the grant of Restricted Share Units or the issuance of Shares in payment for vested Restricted Share Units pursuant to this Agreement is not required to be registered under any applicable securities laws, the Participant shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may reasonably require.

8. Transferability. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign any of the Restricted Share Units or this Agreement. In addition, [the Shares issued on settlement for vested Restricted Share Units pursuant to this Agreement]10 [the Units for which the Shares issued in payment for vested Restricted Share Units pursuant to this Agreement are required to be exchanged pursuant to Section 10]11 shall remain subject to, and any permitted transferee shall be bound by, the then-applicable terms and conditions of this Agreement, the Plan and the [Shareholders’]12 [Operating]13 Agreement, including, without limitation, any repurchase, lock-up, the right of first offer, call right and the share legend requirements set forth in the [Shareholders’]14 [Operating]15 Agreement.

9. Adjustment and Cancellation of Restricted Share Units. Adjustments to and cancellation of the Restricted Share Units shall occur in accordance with the terms of the Plan.

10. [Immediate Transfer of Shares upon Payment. Notwithstanding anything to the contrary herein or in the Plan, as a condition to the grant of the Restricted Share Units, upon the vesting of the Restricted Share Units, the Participant shall transfer all of the Shares underlying the Restricted Share Units granted hereby, other than any Shares surrendered in respect of Participant’s Tax Withholding

[10]	For Directors.
[11]	For Employees and Consultants.
[12]	For Directors.
[13]	For Employees and Consultants.
[14]	For Directors.
[15]	For Employees and Consultants.

Obligations, to Medpace Investors in consideration for Units pursuant to the terms of a Subscription Agreement in the form attached hereto as Exhibit A (the “Subscription Agreement”). As of the acceptance by Medpace Investors of such Subscription, Medpace Investors shall assume all rights and obligations with respect to such Shares under this Agreement and otherwise; provided that Participant shall continue to be bound by Section 11.]16

11. Confidential Information: Restrictive Covenants.

(a) Confidential Information.

(i) The Participant shall not disclose or use at any time, either during his or her Service or thereafter, any Trade Secrets and Confidential Information (as defined below) of which he or she becomes aware, whether or not such information is developed by the Participant, except to the extent that such disclosure or use is directly related to and required by the Participant’s performance in good faith of duties for the Company Group. The Participant will take all appropriate steps to safeguard Trade Secrets and Confidential Information in his or her possession and to protect it against disclosure, misuse, espionage, loss and theft. The Participant shall deliver to the Company at the termination of his or her employment or services, or at any time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Trade Secrets and Confidential Information or the Work Product (as hereinafter defined) of the business of the Company Group which the Participant may then possess or have under his or her control. Notwithstanding the foregoing, the Participant may truthfully respond to a lawful and valid subpoena or other legal process, but shall give the Company the earliest possible notice thereof.

(ii) All Work Product (as defined below) that the Participant may have discovered, invented or originated during his or her employment by, or service to, any Company Group Member prior to such employment or service, that the Participant may discover, invent or originate during his or her employment or service or at any time following the termination of his or her employment with, or service to, the applicable Company Group Member(s), shall be the exclusive property of the Company Group, and the Participant hereby assigns all of his or her right, title and interest in and to such Work Product to the Company or the applicable Company Group Member, including all intellectual property rights therein. The Participant shall promptly disclose all Work Product to the Company, shall execute at the request of the Company any assignments or other documents the Company may deem necessary to protect or perfect its (or any Company Group Member’s as applicable) rights therein, and shall assist the Company, at the Company’s expense, in obtaining, defending and enforcing the Company’s (or any Company Group Member’s, as applicable) rights therein. The Participant hereby appoints the Company as his or her attorney-in-fact to execute on his or her behalf any assignments or other documents deemed necessary by the Company to protect or perfect each Company Group Member’s rights to any Work Product.

(b) Restriction on Competition. During the Participant’s Service and thereafter through the date that is two (2) years following the Cessation Date (as applicable, the “Restricted Period”),17 the Participant shall not operate, have any ownership interest in, enter the employ of, provide consulting

[16]	Not required for Directors.
[17]

With respect to each of August Troendle, Susan Burwig, Weimin Gai and David Orloff, and any of their respective successors, the Restricted Period shall be the later of (A) five (5) years following the Date of Grant and (B) two (2) years following the Cessation Date.

services for or to, serve as a board member of, or render services or advice in any similar capacity to, any contract research organization that provides clinical trial management, laboratory, imaging, regulatory, monitoring, data management, biometrics or medical writing services or support of clinical trials or development programs sponsored by the pharmaceutical, biotechnology or medical device companies or industries (any of the foregoing, a “Competitive Business”) in North America and elsewhere in the world where the Company Group engages in business, or reasonably anticipates engaging in business, on the applicable Cessation Date (the “Restricted Area”), or perform management, executive or supervisory functions with respect to, join, control, render financial assistance to, receive any economic benefit from, exert any influence upon, participate in, render services or advice to, any business or Person that engages or could reasonably be expected to engage in a Competitive Business in the Restricted Area; provided, however, that for purposes of this Section 11(b), ownership of securities having no more than five percent (5%) of the outstanding voting power of any Competitive Business which is listed on any national securities exchange shall not be deemed to be a violation of this Section 11(b) as long as the Person owning such securities has no other connection or relationship with such competitor.

(c) Non-Solicitation and Non-Interference with Customers, etc. During the Restricted Period, the Participant shall not, directly or indirectly, induce or attempt to induce any Person that is, or was at any time during the twelve (12) month period preceding the Cessation Date, a customer, supplier, manufacturer or other material business relation of any Company Group Member to cease doing business with any Company Group Member or in any way interfere with the relationship between any Company Group Member and any such customer, supplier, manufacturer or other material business relation, or solicit, directly or indirectly, for any competitive purpose, the business of any such customer, supplier, manufacturer or business relation of any Company Group Member.

(d) Non-Solicitation of Company Group Employees. During the Restricted Period the Participant shall not solicit, recruit or hire, directly or indirectly, any Person who at any time on or after the Date of Grant is a Company Group Employee (as hereinafter defined); provided, that the foregoing shall not prohibit (A) a general solicitation to the public of general advertising or (B) the Participant from soliciting, recruiting or hiring any Company Group Employee who has ceased to be employed or retained by any Company Group Member for at least 12 months. For purposes of this Section 11(d), “Company Group Employees” means, collectively, officers, directors and employees or substantially full-time consultants of the Company Group Members.

(e) Non-Disparagement. The Participant shall not at any time, either during or after his or her Service, (A) directly or indirectly, make or affirmatively ratify any statement, public or private, oral or written, to any person that disparages, either professionally or personally, the Company Group Members or any of their respective Affiliates or shareholders, past and present, and each of them, as well as its and their directors, officers, agents, attorneys, insurers, employees, stockholders, and successors, past and present, and each of them, or (B) make any statement or engage in any conduct that has the purpose or effect of disrupting the business of the Company or any of its Affiliates or shareholders; provided, that nothing in this provision shall in any way limit the Participant’s right to (i) make truthful statements to correct any false statements made by any Company Group Member about the Participant or (ii) provide truthful information to a government agency, to respond to a subpoena, or to testify truthfully under oath.

(f) Understanding of Covenants. The Participant agrees that the foregoing covenants set forth in this Section 11 (the “Restrictive Covenants”) are reasonable, including in temporal and geographical scope, and in all other respects, and necessary to protect the Company Group’s confidential information, goodwill, stable workforce, and customer relations. The Participant and the Company intend that the Restrictive Covenants shall be deemed to be a series of separate covenants, one for each county or province of each and every state or jurisdiction within the Restricted Area and one for each month of the Restricted Period. The Participant understands that the Restrictive Covenants may limit his or her ability to earn a livelihood in a business similar to the business of the Company Group, but nevertheless believes that he or she has received and will receive sufficient consideration and other benefits as an employee or other service provider of the Company Group and as otherwise provided hereunder to clearly justify such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent him or her from otherwise earning a living. The Participant agrees that the Restrictive Covenants do not confer a benefit upon the Company Group disproportionate to the Participant’s detriment. The Participant has independently consulted with its counsel and after such consultation agrees that the Restrictive Covenants are reasonable and proper to protect the legitimate interest of the Company Group.

(g) Enforcement. The Participant acknowledges that the Restrictive Covenants are an essential element of this Agreement and are being provided in consideration of the Restricted Share Unit grant contained in this Agreement, and that any breach by the Participant of any provision of this Section 11 will result in irreparable injury to the Company Group Members. The Participant acknowledges that in the event of such a breach, in addition to all other remedies available at law, the Company shall be entitled to equitable relief, including injunctive relief, without the necessity of proving actual damages or posting a bond therefor. If, at the time of enforcement of this Section 11 a court of competent jurisdiction shall hold that either the duration or scope stated herein is unreasonable under the circumstances then existing, the parties agree that the maximum duration or scope under such circumstances shall be substituted for the stated duration or scope and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period and scope permitted by applicable law. To the extent of any breach of this Section 11 by the Participant, his or her Restricted Period shall automatically be extended by the length of such breach.

12. Definitions. For purposes of this Agreement:

“Cessation Date” shall mean the later of (a) the termination of the Participant’s Service (regardless of the reason for such termination) and (b) the termination, expiration, cancellation or forfeiture, as applicable, of the Restricted Share Units.

“Trade Secrets and Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by any Company Group Member in connection with its business, including, but not limited to, information, observations and data obtained by the Participant while employed by or providing services to any Company Group Member or any predecessors thereof concerning (a) the business or affairs of the Company Group Members (or such predecessors), (b) products or services, (c) fees, costs and pricing structures, (d) designs, (e) analyses, (f) drawings, photographs and reports, (g) computer software, including operating systems, applications and program listings, (h) flow charts, manuals and documentation, (i) data bases, (j) accounting and business methods, (k) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (l) customers and clients and customer or client lists, (m) other copyrightable works, (n) all production methods, processes, technology and trade secrets, and (o) all similar and related information in whatever form. Trade Secrets and Confidential Information will not include any information that has been published (other than a disclosure by the Participant in breach of this Agreement) in a form generally available to the public prior to the date the Participant proposes to disclose or use such information. Trade Secrets and Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

“Work Product” means all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, trade names, logos and all similar or related information (whether patentable or unpatentable, copyrightable, registerable as a trademark, reduced to writing, or otherwise) which relates to the Company Group’s actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Participant (whether or not during usual business hours, whether or not by the use of the facilities of the Company Group, and whether or not alone or in conjunction with any other Person) while employed by, or providing services to, any Company Group Member (including those conceived, developed or made prior to the date of the Participant’s employment by, or provision of services to, any Company Group Member) together with all patent applications, letters patent, trademark, trade name and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

13. Withholding; Taxes.

(a) Compliance with Section 409A of the Code. The Company intends that the Plan and the Restricted Share Units are exempt from Section 409A pursuant to the “short-term deferral exception”. Notwithstanding the Company’s intention, in the event the Restricted Share Units are subject to Section 409A, the Committee may, in its sole discretion and without the Participant’s prior consent, amend the Plan and/or the Restricted Share Units, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and the Restricted Share Units from the application of Section 409A, (b) preserve the intended tax treatment of the Restricted Share Units, or (c) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs, and other interpretative authority that may be issued after the Date of Grant.

(b) Withholding. The Company shall have the power and the right to deduct or withhold automatically from any Dividend Equivalents, any Shares issued in payment of Restricted Share Units that vest under this Agreement or any other payments under this Agreement, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement (the “Tax Withholding Obligation”). With respect to the Tax Withholding Obligation, the Participant may elect, subject to the approval of the Company, to satisfy the withholding requirement, in whole or in part, as follows:

(i) By Surrendering Shares. Participant’s acceptance of this Agreement constitutes Participant’s instruction and authorization to the Company, subject to the Company’s approval at the time, to surrender Shares issuable upon vesting of Restricted Share Units having a Fair Market Value on the date the tax is to be determined up to an amount sufficient to satisfy the Tax Withholding Obligation.

(ii) By Other Payment. At any time not less than five (5) business days before any Tax Withholding Obligation arises, Participant may notify the Company of Participant’s election to pay Participant’s Tax Withholding Obligation by wire transfer, check or other means permitted by the Company. In such case, the Participant shall satisfy his or her Tax Withholding Obligation by paying to the Company on such date as it shall specify an amount that the Company determines is sufficient to satisfy the expected Tax Withholding Obligation by (A) wire transfer to such account as the Company may direct, (B) delivery of a check payable to the Company, [Attn: General Counsel, 5375 Medpace Way, Cincinnati OH 45227], or such other address as the Company may from time to time direct, or (C) such other means as the Company may establish or permit. Participant agrees and acknowledges that prior to the date the Tax Withholding Obligation arises, the Company will be required to estimate the amount of the Tax Withholding Obligation and accordingly will require the amount paid to the Company under this provision to be more than the minimum amount that may actually be due and that, if Participant has not delivered payment of a sufficient amount to the Company to satisfy the Tax Withholding Obligation (regardless of whether as a result of the Company underestimating the required payment or Participant failing to timely make the required payment), the additional Tax Withholding Obligation amounts shall be satisfied in the manner specified in this Section 13.

(c) Section 83(b) Election. If the Participant is a resident of the United States, Participant shall file an election pursuant to Section 83(b) of the Code to be taxed on the Fair Market Value of such Shares upon receipt. Such election must be filed with the Internal Revenue Service no later than thirty (30) days after the receipt of such Shares. In the event the Participant owes any income tax to the Internal Revenue Service or any other taxing authority as a result of filing the election pursuant to Section 83(b) of the Code described in the prior sentence, Participant’s acceptance of this Agreement constitutes Participant’s instruction and authorization to the Company, subject to the Company’s approval at the time, to surrender Shares issuable upon vesting of Restricted Share Units having a Fair Market Value on the date such income tax is to be determined up to an amount sufficient to satisfy such income tax liability.

(d) Tax Treatment. The Participant is ultimately liable and responsible for all taxes owed in connection with the Restricted Share Units, regardless of any action any Company Group Member takes with respect to any Tax Withholding Obligations that arise in connection with the Restricted Share Units. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the tax treatment of the Restricted Share Units under Section 409A or otherwise or the effect of making a Section 83(b) election upon payment of the Restricted Share Units. No Company Group Member commits or has any obligation to structure the Restricted Share Units to take any action to avoid the imposition of taxes, penalties or interest under Section 409A with respect to the Restricted Share Units or to otherwise reduce or eliminate Participant’s tax liability or shall have any liability to the Participant or any other person if the Restricted Share Units are determined to constitute noncompliant “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

14. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within 3 days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: [General Counsel], at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

15. Entire Agreement. This Agreement, the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]18 constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof; provided, however, that any restrictive covenants of the type in Section 11 are intended to be and are hereby acknowledged and agreed to be cumulative with any similar covenants in any other agreement or arrangement between any Company Group Member and the Participant.

16. Amendment; Waiver. No amendment or modification of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, [Medpace

[18]	Not required for Directors.

Investors]19 and the Participant, except that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

17. Successors and Assigns; No Third Party Beneficiaries. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company, [Medpace Investors]20 and their respective successors and assigns and upon the Participant, and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Company, the Participant [and Medpace Investors],21 and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

18. Choice of Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

19. Restricted Share Units and Shares Subject to 2012 Plan and Shareholders’ Agreement [and the Subscription and Units Subject to the Subscription Agreement and the Operating Agreement]22. By entering into this Agreement, the Participant agrees and `acknowledges that the Participant has received and read a copy of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement].23 The Restricted Share Units and any Shares issued upon vesting of Restricted Share Units are subject to the Plan and the Shareholders’ Agreement [and the Subscription and the Units are subject to the Subscription Agreement and Operating Agreement].24 The terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]25 as they may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement],26 the applicable terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement],27 as applicable, will govern and prevail.

20. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[19]	Not required for Directors.
[20]	Not required for Directors.
[21]	Not required for Directors.
[22]	Not required for Directors.
[23]	Not required for Directors.
[24]	Not required for Directors.
[25]	Not required for Directors.
[26]	Not required for Directors.
[27]	Not required for Directors.

*                    *                     *

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Share Unit Agreement.

Scioto Holdings, Inc.

By:

Agreed and acknowledged as of the date first above written:

[Merge NAME ]

Solely for purposes of Section 3, Section 4, Section 10 and Section 16:

[MEDPACE INVESTORS, LLC][28]

By:
Name:	August Troendle
Title:	Manager

[28]	Not required for Directors.

EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

Please see attached.

Exhibit D

Form of Vested Share Agreement

[FORM]

Scioto Holdings, Inc.

2014 Equity Incentive Plan

VESTED SHARE AGREEMENT

THIS AGREEMENT (this “Agreement”), is made effective as of April 1, 2014 (the “Date of Grant”), by and between Scioto Holdings, Inc., a Delaware corporation (the “Company”), [Merge NAME] (the “Participant”) [and, solely for purposes of Section 2, Section 7 and Section 13, Medpace Investors, LLC (“Medpace Investors”).]1 Capitalized terms not otherwise defined herein shall have the same meanings as in the Scioto Holdings, Inc. 2014 Equity Incentive Plan, as amended (the “Plan”).

R E C I T A L S:

WHEREAS, the Company has adopted the Plan, which is incorporated herein by reference and made a part of this Agreement;

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its subsidiaries (collectively, the “Company Group” and each, a “Company Group Member”) and the stockholders of the Company to grant the Vested Shares provided for herein to the Participant pursuant to the Plan and on the terms set forth herein; and

[WHEREAS, as a condition to the grant of such Vested Shares without any vesting conditions of any kind to an Employee or Consultant, each of the Company, the Participant and Medpace Investors desires that such Vested Shares be held by Medpace Investors, and that concurrently with the grant of the Vested Shares, the Participant shall contribute to Medpace Investors all of the Vested Shares granted hereby, other than any Vested Shares surrendered in respect of Participant’s Tax Withholding Obligations (as defined below), in consideration for Incentive Units of Medpace Investors (“Units”).]2

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Vested Shares. The Company hereby grants to the Participant pursuant to the Plan [                ] Vested Shares, on the terms and conditions hereinafter set forth and in the Plan. The Vested Shares shall not be subject to any restrictions on forfeiture or transferability other than any repurchase rights or transferability restrictions set forth in the Shareholders’ Agreement [or the Amended and Restated Operating Agreement of Medpace Investors (the “Operating Agreement”)]3 that apply to such Shares [or any Units for which such Shares are required to be exchanged pursuant to Section 7 (the “Subscription”).]4

2. Issuance of Certificates. The Company shall not issue any certificate representing Vested Shares subject to this Agreement and instead document the Participant’s interest in the Vested Shares by registering the Vested Shares in book entry form in the Participant’s name, in which case no certificate(s) representing all or a part of the Vested Shares will be issued. [Upon confirmation by Medpace Investors that the Participant’s Subscription has been accepted, the Company may at its election either (a) issue a certificate to Medpace Investors representing the Vested Shares that the Participant transfers to Medpace Investors pursuant to this Agreement, or (b) document Medpace Investors’ interest in such Vested Shares by registering such Vested Shares in book entry form in the name of Medpace Investors.]5

[1]	Not required for Directors.
[2]	Not required for Directors.
[3]	Not required for Directors.
[4]	Not required for Directors.
[5]	Not required for Directors.

3. No Right to Continued Service. The granting of the Vested Shares evidenced by this Agreement shall impose no obligation on any Company Group Member to continue the Service of the Participant and shall not lessen or affect any right that any Company Group Member may have to terminate the Service of the Participant.

4. Vested Shares Not Registered. The grant of Vested Shares pursuant to this Agreement is conditioned upon the grant of such Vested Shares complying with (or being exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as set forth in the Shareholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Vested Shares under this Agreement, and accordingly any certificates for Vested Shares or Shares or documents with respect to Vested Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the grant of Vested Shares pursuant to this Agreement is not required to be registered under any applicable securities laws, the Participant shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may reasonably require.

5. Transferability. Except as set forth in Section 7 and unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign any of the Vested Shares or this Agreement. In addition, the [Vested Shares]6 [Units for which the Shares are required to be exchanged pursuant to Section 7]7 shall remain subject to, and any permitted transferee shall be bound by, the then-applicable terms and conditions of this Agreement, the Plan and the [Shareholders’ Agreement]8 [Operating Agreement],9 including, without limitation, any repurchase, lock-up, the right of first offer, call right and the share legend requirements set forth in the [Shareholders’]10 [Operating]11 Agreement.

6. Adjustment and Cancellation of Vested Shares. Adjustments to and cancellation of the Vested Shares shall occur in accordance with the terms of the Plan.

7. [Immediate Transfer of Shares. Notwithstanding anything to the contrary herein or in the Plan, as a condition to the grant of the Vested Shares, the Participant shall transfer all of the Vested Shares granted hereby, other than any Vested Shares surrendered in respect of Participant’s Tax Withholding Obligations, to Medpace Investors in consideration for Units pursuant to the terms of a Subscription Agreement in the form attached hereto as Exhibit A (the “Subscription Agreement”). As of the acceptance by Medpace Investors of such Subscription, Medpace Investors shall assume all rights and obligations with respect to such Vested Shares under this Agreement and otherwise.]12

[6]	For Directors.
[7]	For Employees and Consultants.
[8]	For Directors.
[9]	For Employees and Consultants.
[10]	For Directors.
[11]	For Employees and Consultants.
[12]	Not required for Directors.

8. Confidential Information: Restrictive Covenants.

(a) Confidential Information.

(i)	The Participant shall not disclose or use at any time, either during his or her Service or thereafter, any Trade Secrets and Confidential Information (as defined below) of which he or she becomes aware, whether or not such information is developed by the Participant, except to the extent that such disclosure or use is directly related to and required by the Participant’s performance in good faith of duties for the Company Group. The Participant will take all appropriate steps to safeguard Trade Secrets and Confidential Information in his or her possession and to protect it against disclosure, misuse, espionage, loss and theft. The Participant shall deliver to the Company at the termination of his or her employment or services, or at any time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Trade Secrets and Confidential Information or the Work Product (as hereinafter defined) of the business of the Company Group which the Participant may then possess or have under his or her control. Notwithstanding the foregoing, the Participant may truthfully respond to a lawful and valid subpoena or other legal process, but shall give the Company the earliest possible notice thereof.

(ii)	All Work Product (as defined below) that the Participant may have discovered, invented or originated during his or her employment by, or service to, any Company Group Member(s) prior to such employment or service, that the Participant may discover, invent or originate during his or her employment or service or at any time following the termination of his or her employment with, or service to, the applicable Company Group Member, shall be the exclusive property of the Company Group, and the Participant hereby assigns all of his or her right, title and interest in and to such Work Product to the Company or the applicable Company Group Member, including all intellectual property rights therein. The Participant shall promptly disclose all Work Product to the Company, shall execute at the request of the Company any assignments or other documents the Company may deem necessary to protect or perfect its (or any Company Group Member’s, as applicable) rights therein, and shall assist the Company, at the Company’s expense, in obtaining, defending and enforcing each Company Group Member’s rights therein. The Participant hereby appoints the Company as his or her attorney-in-fact to execute on his or her behalf any assignments or other documents deemed necessary by the Company to protect or perfect each Company Group Member’s rights to any Work Product.

(b) Restriction on Competition. During the Participant’s Service and thereafter through the date that is two (2) years following the Cessation Date (as applicable, the “Restricted Period”),13 the Participant shall not operate, have any ownership interest in, enter the employ of, provide consulting services for or to, serve as a board member of, or render services or advice in any similar capacity to, any contract research organization that provides clinical trial management, laboratory, imaging, regulatory, monitoring, data management, biometrics or medical writing services or support of clinical trials or development programs sponsored by the pharmaceutical, biotechnology or medical device companies or industries (any of the foregoing, a “Competitive Business”) in North America

[13]	With respect to each of August Troendle, Susan Burwig, Weimin Gai and David Orloff, and any of their respective successors, the Restricted Period shall be the later of (A) five (5) years following the Date of Grant and (B) two (2) years following the Cessation Date.

and elsewhere in the world where the Company Group engages in business, or reasonably anticipates engaging in business, on the applicable Cessation Date (the “Restricted Area”), or perform management, executive or supervisory functions with respect to, join, control, render financial assistance to, receive any economic benefit from, exert any influence upon, participate in, render services or advice to, any business or Person that engages or could reasonably be expected to engage in a Competitive Business in the Restricted Area; provided, however, that for purposes of this Section 8(b), ownership of securities having no more than five percent (5%) of the outstanding voting power of any Competitive Business which is listed on any national securities exchange shall not be deemed to be a violation of this Section 8(b) as long as the Person owning such securities has no other connection or relationship with such competitor.

(c) Non-Solicitation and Non-Interference with Customers, etc. During the Restricted Period, the Participant shall not, directly or indirectly, induce or attempt to induce any Person that is, or was at any time during the twelve (12) month period preceding the Cessation Date, a customer, supplier, manufacturer or other material business relation of any Company Group Member to cease doing business with any Company Group Member or in any way interfere with the relationship between any Company Group Member and any such customer, supplier, manufacturer or other material business relation, or solicit, directly or indirectly, for any competitive purpose, the business of any such customer, supplier, manufacturer or business relation of any Company Group Member.

(d) Non-Solicitation of Company Group Employees. During the Restricted Period the Participant shall not solicit, recruit or hire, directly or indirectly, any Person who at any time on or after the Date of Grant is a Company Group Employee (as hereinafter defined); provided, that the foregoing shall not prohibit (A) a general solicitation to the public of general advertising or (B) the Participant from soliciting, recruiting or hiring any Company Group Employee who has ceased to be employed or retained by any Company Group Member for at least 12 months. For purposes of this Section 8(d), “Company Group Employees” means, collectively, officers, directors and employees or substantially full-time consultants of the Company Group Members.

(e) Non-Disparagement. The Participant shall not at any time, either during or after his or her Service, (A) directly or indirectly, make or affirmatively ratify any statement, public or private, oral or written, to any person that disparages, either professionally or personally, the Company Group Members or any of their respective Affiliates or shareholders, past and present, and each of them, as well as its and their directors, officers, agents, attorneys, insurers, employees, stockholders, and successors, past and present, and each of them, or (B) make any statement or engage in any conduct that has the purpose or effect of disrupting the business of the Company or any of its Affiliates or shareholders provided, that nothing in this provision shall in any way limit the Participant’s right to (i) make truthful statements to correct any false statements made by any Company Group Member about the Participant or (ii) provide truthful information to a government agency, to respond to a subpoena, or to testify truthfully under oath.

(f) Understanding of Covenants. The Participant agrees that the foregoing covenants set forth in this Section 8 (the “Restrictive Covenants”) are reasonable, including in temporal and geographical scope, and in all other respects, and necessary to protect the Company Group’s confidential information, goodwill, stable workforce, and customer relations. The Participant and the Company intend that the Restrictive Covenants shall be deemed to be a series of separate covenants, one for each county or province of each and every state or jurisdiction within the Restricted Area and one for each month of the Restricted Period. The Participant understands that the Restrictive Covenants may limit his or her ability to earn a livelihood in a business similar to the business of the Company Group, but nevertheless believes that he or she has received and will receive sufficient consideration and other benefits as an employee or other service provider of the Company Group and as otherwise provided hereunder to clearly justify such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent him or her from otherwise earning a living. The Participant agrees that the Restrictive Covenants do not confer a benefit upon the Company Group disproportionate to the Participant’s detriment. The Participant has independently consulted with its counsel and after such consultation agrees that the Restrictive Covenants are reasonable and proper to protect the legitimate interest of the Company Group.

(g) Enforcement. The Participant acknowledges that the Restrictive Covenants are an essential element of this Agreement and are being provided in consideration of the Vested Share grant contained in this Agreement, and that any breach by the Participant of any provision of this Section 8 will result in irreparable injury to the Company Group Members. The Participant acknowledges that in the event of such a breach, in addition to all other remedies available at law, the Company shall be entitled to equitable relief, including injunctive relief, without the necessity of proving actual damages or posting a bond therefor. If, at the time of enforcement of this Section 8 a court of competent jurisdiction shall hold that either the duration or scope stated herein is unreasonable under the circumstances then existing, the parties agree that the maximum duration or scope under such circumstances shall be substituted for the stated duration or scope and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period and scope permitted by applicable law. To the extent of any breach of this Section 8 by the Participant, his or her Restricted Period shall automatically be extended by the length of such breach.

9. Definitions. For purposes of this Agreement:

“Cessation Date” shall mean the termination of the Participant’s Service (regardless of the reason for such termination).

“Trade Secrets and Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by any Company Group Member in connection with its business, including, but not limited to, information, observations and data obtained by the Participant while employed by or providing services to any Company Group Member or any predecessors thereof concerning (a) the business or affairs of the Company Group Members (or such predecessors), (b) products or services, (c) fees, costs and pricing structures, (d) designs, (e) analyses, (f) drawings, photographs and reports, (g) computer software, including operating systems, applications and program listings, (h) flow charts, manuals and documentation, (i) data bases, (j) accounting and business methods, (k) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (l) customers and clients and customer or client lists, (m) other copyrightable works, (n) all production methods, processes, technology and trade secrets, and (o) all similar and related information in whatever form. Trade Secrets and Confidential Information will not include any information that has been published (other than a disclosure by the Participant in breach of this Agreement) in a form generally available to the public prior to the date the Participant proposes to disclose or use such information. Trade Secrets and Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

“Work Product” means all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, trade names, logos and all similar or related information (whether patentable or unpatentable, copyrightable, registerable as a trademark, reduced to writing, or otherwise) which relates to the Company Group’s actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Participant (whether or not during usual business hours, whether or not by the use of the facilities of the Company Group, and whether or not alone or in conjunction with any other Person) while employed by, or providing services to, any Company Group Member (including those conceived, developed or made prior to the date of the Participant’s employment by or services with any Company Group Member) together with all patent applications, letters patent, trademark, trade name and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

10. Withholding; Taxes.

(a) Withholding. The Company shall have the power and the right to deduct or withhold automatically from any payment or any Vested Shares under this Agreement, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event (including with respect to a Section 83(b) election) arising as a result of this Agreement (the “Tax Withholding Obligation”). With respect to Tax Withholding Obligation, the Participant may elect, subject to the approval of the Company, to satisfy the withholding requirement, in whole or in part, as follows:

(i) By Surrendering Shares. Participant’s acceptance of this Agreement constitutes Participant’s instruction and authorization to the Company, subject to the Company’s approval at the time, to surrender Vested Shares having a Fair Market Value on the date the tax is to be determined up to an amount sufficient to satisfy the Tax Withholding Obligation.

(ii) By Other Payment. At any time not less than five (5) business days before any Tax Withholding Obligation arises, Participant may notify the Company of Participant’s election to pay Participant’s Tax Withholding Obligation by wire transfer, check or other means permitted by the Company. In such case, the Participant shall satisfy his or her Tax Withholding Obligation by paying to the Company on such date as it shall specify an amount that the Company determines is sufficient to satisfy the expected Tax Withholding Obligation by (A) wire transfer to such account as the Company may direct, (B) delivery of a check payable to the Company, [Attn: General Counsel, 5375 Medpace Way, Cincinnati OH 45227], or such other address as the Company may from time to time direct, or (C) such other means as the Company may establish or permit. Participant agrees and acknowledges that prior to the date the Tax Withholding Obligation arises, the Company will be required to estimate the amount of the Tax Withholding Obligation and accordingly will require the amount paid to the Company under this provision to be more than the minimum amount that may actually be due and that, if Participant has not delivered payment of a sufficient amount to the Company to satisfy the Tax Withholding Obligation (regardless of whether as a result of the Company underestimating the required payment or Participant failing to timely make the required payment), the additional Tax Withholding Obligation amounts shall be satisfied in the manner specified in this Section 10.

(b) Section 83(b) Election. If the Participant is a resident of the United States, Participant shall file an election pursuant to Section 83(b) of the Code to be taxed currently on the Fair Market Value of the Vested Shares. Such election must be filed with the Internal Revenue Service no later than thirty (30) days after the grant of such Vested Shares.

(c) Taxes. The Participant is ultimately liable and responsible for all taxes owed in connection with the Vested Shares, regardless of any action any Company Group Member takes with respect to any Tax Withholding Obligation. No Company Group Member makes any representation or undertaking regarding the tax treatment in connection with the grant or vesting of the Vested Shares or the effect of making a Section 83(b) election. No Company Group Member commits to or has any obligation to structure the Vested Shares to reduce or eliminate the Participant’s tax liability.

11. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within 3 days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: [General Counsel], at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

12. Entire Agreement. This Agreement, the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]14 constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof; provided, however, that any restrictive covenants of the type in Section 8 are intended to be and are hereby acknowledged and agreed to be cumulative with any similar covenants in any other agreement or arrangement between any Company Group Member and the Participant.

13. Amendment; Waiver. No amendment or modification of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, [Medpace Investors]15 and the Participant, except that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

14. Successors and Assigns; No Third Party Beneficiaries. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company, [Medpace Investors] and their respective successors and assigns and upon the Participant, and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Company, the Participant and [Medpace Investors], ]16 and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

15. Choice of Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

16. Vested Shares Subject to Plan and Shareholders’ Agreement [and the Subscription and Units Subject to the Subscription Agreement and the Operating Agreement]17. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement.]18 The Vested Shares are subject to the Plan and the Shareholders’ Agreement [and the Subscription and the Units are subject to the Subscription Agreement and Operating Agreement].19 The terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement and the Operating Agreement]20 as they may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement],21 the applicable terms and provisions of the Plan, the Shareholders’ Agreement, [the Subscription Agreement or the Operating Agreement],22 as applicable, will govern and prevail.

[14]	Not required for Directors.
[15]	Not required for Directors.
[16]	Not required for Directors.
[17]	Not required for Directors.
[18]	Not required for Directors.
[19]	Not required for Directors.
[20]	Not required for Directors.
[21]	Not required for Directors.
[22]	Not required for Directors.

17. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

*        *        *

[FORM]

IN WITNESS WHEREOF, the parties hereto have executed this Vested Share Agreement.

Scioto Holdings, Inc.

By:

Agreed and acknowledged as of the date first above written:

[Merge NAME ]

Solely with respect to Section 2, Section 7 and Section 13

[MEDPACE INVESTORS, LLC][23]

By:
	Name:	August Troendle
	Title:	Manager

[23]	Not required for Directors.

Scioto Holdings, Inc. – 2014 Equity Incentive Plan

Vested Share Agreement

EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

Please see attached.